UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2015

MFS® INTERNATIONAL NEW DISCOVERY FUND

MIO-ANN

MFS® INTERNATIONAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite weak global growth, the U.S. economy continues to expand modestly, buoyed by firming labor and housing markets and resilient consumer spending. However, the

U.S. Federal Reserve continues to take a cautious approach to raising interest rates.

In Asia, China’s slowing economic growth has raised concerns and fed global market volatility. Commodity exporters have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, further depressing crude oil and gasoline prices. Japan continues to struggle in its attempt to stimulate its economy through monetary and fiscal policy initiatives.

While the eurozone economy is expanding, growth has been mild and inconsistent, while deflation remains a risk. Hopes for a more robust recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

November 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bunzl PLC	3.4%
OBIC Co. Ltd.	1.7%
Amadeus IT Holding S.A.	1.5%
Bellway PLC	1.5%
NEXT PLC	1.4%
Dollarama, Inc.	1.2%
Croda International PLC	1.2%
Dignity PLC	1.2%
Domino’s Pizza UK & IRL PLC	1.1%
Rightmove PLC	1.1%

Equity sectors
Special Products & Services	16.8%
Financial Services	16.4%
Retailing	10.9%
Basic Materials	8.0%
Technology	8.0%
Consumer Staples	7.5%
Leisure	6.5%
Health Care	5.4%
Industrial Goods & Services	5.3%
Autos & Housing	5.2%
Transportation	3.0%
Utilities & Communications	2.8%
Energy	1.1%

Issuer country weightings (x)
United Kingdom	29.1%
Japan	16.3%
Germany	6.4%
United States	5.3%
France	4.7%
Denmark	3.4%
Hong Kong	3.2%
Canada	2.7%
Switzerland	2.5%
Other Countries	26.4%

2

Portfolio Composition – continued

Currency exposure weightings (y)
British Pound Sterling	29.1%
Euro	16.3%
Japanese Yen	16.3%
United States Dollar	6.2%
Hong Kong Dollar	4.5%
Danish Krone	3.4%
Canadian Dollar	2.7%
Swiss Franc	2.5%
Australian Dollar	2.2%
Other Currencies	16.8%

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

From time to time Other may be negative due to equivalent exposure from any derivative holdings.

Cash & Cash Equivalents can include cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other can include currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 9/30/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2015, Class A shares of the MFS International New Discovery Fund (“fund”) provided a total return of –2.34%, at net asset value. This compares with a return of –6.57% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index.

Market Environment

During the first half of the period, despite declines in foreign exchange, credit and commodity markets, central banks kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of Eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Contributors to Performance

Stock selection and, to a lesser extent, an underweight allocation to the basic materials sector contributed to performance. The fund’s overweight position in specialty chemical products maker Croda International (United Kingdom) supported relative performance. Shares outpaced the benchmark as strong organic growth rates, aided by the Life Sciences division and improvements in the Personal Care division, drove robust quarterly results.

4

Management Review – continued

An overweight allocation and security selection in the special products & services sector further lifted relative performance. The fund’s overweight positions in funeral service provider Dignity (United Kingdom), online residential and commercial property portal Rightmove (United Kingdom) and distribution and outsourcing service provider Bunzl (United Kingdom) all contributed positively relative to the fund’s benchmark. Dignity delivered strong results driven by favorable pricing trends, strong volumes and cost controls. Increased real estate advertising spending helped lift Rightmove’s stock price. Shares of Bunzl spiked as the company benefited from consistent organic growth, accretion from their acquisitions and increased demand during the reporting period.

An underweight allocation to energy supported relative performance as the sector declined due to the correction in global commodity prices. There were no individual securities within this sector that were among the fund’s top relative contributors.

Elsewhere, the fund’s overweight positions in residential property developer Bellway (United Kingdom), Japanese system services provider OBIC, dollar store operator Dollarama (Canada), pizza delivery company Domino’s (United Kingdom) and wholesale food operator Booker Group (United Kingdom) also helped relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

The fund’s cash and/or cash equivalents position during the period also benefited relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets decreased, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the health care sector weakened relative performance during the reporting period. Overweighting over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional (Mexico) and Brazilian insurance and healthcare provider Qualicorp detracted from relative results. Shares of Genomma Lab Internacional plunged mid-period as earnings results missed market expectations by a wide margin. Driving the miss was an overall decline in sales volume, particularly in Mexico, and increased promotional spending. Qualicorp reported financial results in line with expectations but weak operational metrics appeared to have made market participants question whether the company’s growth rate is sustainable.

Weak security selection in the transportation sector further detracted from relative results. Owning airline services provider Copa Holdings (b) (Panama) hurt relative performance as shares slid after the company delivered weak earnings results. Slow international travel demand in South America, particularly from Brazil, drove the poor results.

5

Management Review – continued

Elsewhere, holdings of international oil and gas production company Gran Tierra Energy (b) (Canada) and educational services provider Kroton Educacional (b) (Brazil) further weighed on relative results. Overweighting Brazilian educational services provider Estacio Participacoes and mail-order and internet retailer CJ O Shopping (South Korea) also damped relative returns. Lastly, the timing of the fund’s holdings of automotive safety parts producer Takata (h) (Japan), global engineering company JGC Corp (Japan) and specialty engineering services company Mills Estruturas (h) (Brazil) held back relative performance.

Respectfully,

David Antonelli	Peter Fruzzetti	Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 9/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 9/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	(2.34)%	6.85%	6.54%	N/A
B	10/02/00	(3.06)%	6.06%	5.77%	N/A
C	10/02/00	(3.07)%	6.06%	5.77%	N/A
I	10/09/97	(2.11)%	7.12%	6.83%	N/A
R1	4/01/05	(3.08)%	6.05%	5.74%	N/A
R2	10/31/03	(2.60)%	6.58%	6.26%	N/A
R3	4/01/05	(2.33)%	6.85%	6.54%	N/A
R4	4/01/05	(2.11)%	7.12%	6.81%	N/A
R5	6/01/12	(1.96)%	N/A	N/A	9.61%
529A	7/31/02	(2.31)%	6.82%	6.42%	N/A
529B	7/31/02	(3.10)%	6.01%	5.65%	N/A
529C	7/31/02	(3.11)%	6.00%	5.65%	N/A
Comparative benchmark
MSCI All Country World (ex-US) Small Mid Cap Index (f)		(6.57)%	3.70%	4.98%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(7.95)%	5.60%	5.91%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.94)%	5.74%	5.77%	N/A
C With CDSC (1% for 12 months) (v)		(4.04)%	6.06%	5.77%	N/A
529A With initial Sales Charge (5.75%)		(7.93)%	5.56%	5.79%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(6.97)%	5.69%	5.65%	N/A
529C With CDSC (1% for 12 months) (v)		(4.08)%	6.00%	5.65%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition

MSCI All Country World (ex-US) Small Mid Cap Index – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2015 through September 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2015 through September 30, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/15	Ending Account Value 9/30/15	Expenses Paid During Period (p) 4/01/15-9/30/15
A	Actual	1.32%	$1,000.00	$953.57	$6.46
	Hypothetical (h)	1.32%	$1,000.00	$1,018.45	$6.68
B	Actual	2.07%	$1,000.00	$949.98	$10.12
	Hypothetical (h)	2.07%	$1,000.00	$1,014.69	$10.45
C	Actual	2.07%	$1,000.00	$949.93	$10.12
	Hypothetical (h)	2.07%	$1,000.00	$1,014.69	$10.45
I	Actual	1.07%	$1,000.00	$954.48	$5.24
	Hypothetical (h)	1.07%	$1,000.00	$1,019.70	$5.42
R1	Actual	2.07%	$1,000.00	$949.87	$10.12
	Hypothetical (h)	2.07%	$1,000.00	$1,014.69	$10.45
R2	Actual	1.57%	$1,000.00	$952.00	$7.68
	Hypothetical (h)	1.57%	$1,000.00	$1,017.20	$7.94
R3	Actual	1.32%	$1,000.00	$953.58	$6.46
	Hypothetical (h)	1.32%	$1,000.00	$1,018.45	$6.68
R4	Actual	1.07%	$1,000.00	$954.63	$5.24
	Hypothetical (h)	1.07%	$1,000.00	$1,019.70	$5.42
R5	Actual	0.94%	$1,000.00	$955.21	$4.61
	Hypothetical (h)	0.94%	$1,000.00	$1,020.36	$4.76
529A	Actual	1.32%	$1,000.00	$953.61	$6.46
	Hypothetical (h)	1.32%	$1,000.00	$1,018.45	$6.68
529B	Actual	2.10%	$1,000.00	$949.92	$10.27
	Hypothetical (h)	2.10%	$1,000.00	$1,014.54	$10.61
529C	Actual	2.11%	$1,000.00	$949.56	$10.31
	Hypothetical (h)	2.11%	$1,000.00	$1,014.49	$10.66

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, Class 529B shares, and Class 529C shares, this rebate reduced the expense ratios above by 0.05%, 0.02%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

9/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.3%
Issuer	Shares/Par	Value ($)
Aerospace - 1.0%
Cobham PLC	2,610,209	$11,281,133
Meggitt PLC	2,361,020	17,008,116
MTU Aero Engines AG	155,880	13,026,946
Saab AB, “B”	199,440	5,337,494

		$46,653,689
Airlines - 1.2%
Controladora Vuela Compania de Aviacion S.A.B. de C.V., ADR (a)	635,814	$9,486,345
Copa Holdings S.A., “A” (l)	226,597	9,501,212
Koninklijke Vopak N.V.	114,209	4,554,018
Stagecoach Group PLC	6,988,526	35,690,709

		$59,232,284
Alcoholic Beverages - 0.4%
Carlsberg Group	147,199	$11,297,818
Davide Campari-Milano S.p.A.	1,242,119	9,882,160

		$21,179,978
Apparel Manufacturers - 1.7%
Burberry Group PLC	506,753	$10,486,959
Christian Dior S.A.	206,742	38,590,807
Gerry Weber International AG (l)	290,814	4,388,525
Global Brands Group Holding Ltd. (a)	4,225,138	878,978
Samsonite International S.A.	2,866,200	9,407,652
Stella International Holdings Ltd.	7,507,591	18,366,840

		$82,119,761
Automotive - 2.3%
D’Ieteren S.A.	285,029	$10,989,546
ElringKlinger AG	270,538	5,199,546
Ford Otomotiv Sanayi S.A.	290,456	3,101,039
GKN PLC	2,397,446	9,719,654
Guangzhou Automobile Group Co. Ltd., “H”	25,307,750	20,605,274
Koito Manufacturing Co. Ltd.	715,000	23,450,613
NGK Spark Plug Co. Ltd	539,700	12,393,094
Tofas Turk Otomobil Fabriikasi A.S.	595,860	3,542,571
USS Co. Ltd.	1,161,900	19,424,598

		$108,425,935

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Biotechnology - 0.3%
Abcam PLC	550,379	$4,837,317
Lonza Group AG	57,685	7,564,276

		$12,401,593
Broadcasting - 0.9%
Havas S.A.	2,199,204	$17,914,377
Nippon Television Holdings, Inc.	610,800	9,890,220
ProSiebenSat.1 Media SE	160,644	7,869,438
Proto Corp.	568,700	7,141,538

		$42,815,573
Brokerage & Asset Managers - 4.3%
Aberdeen Asset Management PLC	3,963,458	$17,777,313
Bolsa Mexicana de Valores S.A. de C.V.	5,783,093	9,068,956
Computershare Ltd.	1,957,440	14,595,967
Daiwa Securities Group, Inc.	2,388,000	15,476,200
Hargreaves Lansdown PLC	1,114,687	20,352,950
ICAP PLC	1,982,375	13,710,686
IG Group Holdings PLC	1,886,974	21,965,530
Osaka Securities Exchange Co. Ltd.	226,600	3,324,337
Rathbone Brothers PLC	875,165	27,312,177
Schroders PLC	1,156,966	49,093,118
Yuanta Financial Holding Co. Ltd.	40,449,227	15,023,480

		$207,700,714
Business Services - 13.9%
Amadeus Fire AG	183,730	$16,306,971
Amadeus IT Holding S.A.	1,729,808	73,884,623
Ashtead Group PLC	521,672	7,339,182
Babcock International Group PLC	1,077,733	14,876,858
Brenntag AG	506,043	27,235,017
Brunel International N.V.	295,818	5,009,440
Bunzl PLC	6,163,489	165,031,576
Capgemini	157,646	14,025,353
Capita PLC	518,117	9,389,702
Cerved Information Solutions S.p.A.	1,801,537	13,265,917
Cognizant Technology Solutions Corp., “A” (a)	402,726	25,214,675
Compass Group PLC	2,764,110	44,030,219
CTS Eventim AG	270,894	10,025,323
DKSH Holding Ltd.	50,944	3,222,550
Edenred	303,993	4,957,656
Electrocomponents PLC	1,448,122	3,923,448
Elior Participations SCA	734,882	14,041,787
Exova Group PLC	3,324,060	9,051,249

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Intertek Group PLC	806,669	$29,665,214
LPS Brasil - Consultoria de Imoveis S.A.	243,800	175,263
LSL Property Services PLC	1,963,357	10,172,484
MITIE Group PLC	2,284,803	10,548,737
Nomura Research Institute Ltd.	815,980	31,435,938
Premier Farnell PLC	2,240,743	3,550,694
Rightmove PLC	983,204	54,258,230
Sodexo	371,989	30,758,878
Travis Perkins PLC	386,837	11,504,789
Wolseley PLC	75,502	4,406,440
Zoopla Property Group PLC (l)	5,707,524	18,036,545

		$665,344,758
Cable TV - 1.5%
Astro Malaysia Holdings Berhad	22,838,759	$14,651,721
Eutelsat Communications	534,604	16,367,842
Liberty Global PLC, “A” (a)	168,541	7,237,151
Liberty Global PLC, “C” (a)	415,814	17,056,690
SES	520,234	16,375,488

		$71,688,892
Chemicals - 0.7%
Orica Ltd.	1,788,146	$18,940,841
Victrex PLC	478,278	12,820,686

		$31,761,527
Computer Software - 2.4%
AVEVA Group PLC	202,796	$6,246,034
Dassault Systemes S.A.	106,732	7,871,314
OBIC Business Consultants Co. Ltd.	341,400	16,260,393
OBIC Co. Ltd.	1,765,700	80,981,423
Totvs S.A.	625,528	4,755,559

		$116,114,723
Computer Software - Systems - 2.0%
Brother Industries Ltd.	1,293,000	$15,633,121
EPAM Systems, Inc. (a)	414,904	30,918,646
Konica Minolta, Inc.	1,102,000	11,632,897
Linx S.A.	494,000	5,482,659
NEC Corp.	2,974,000	9,166,955
Temenos Group AG	247,278	10,148,902
Venture Corp. Ltd.	2,177,000	12,682,148

		$95,665,328

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Conglomerates - 1.1%
DCC PLC	470,603	$35,516,924
First Pacific Co. Ltd.	20,751,150	12,713,840
Smiths Group PLC	335,505	5,100,729

		$53,331,493
Construction - 2.9%
Bellway PLC	1,878,535	$70,645,999
DuluxGroup Ltd.	2,762,757	10,400,472
Geberit AG	78,938	24,112,295
Semen Indonesia Persero Tbk PT	4,281,720	2,657,818
Techtronic Industries Co. Ltd.	8,442,000	31,442,327

		$139,258,911
Consumer Products - 3.1%
Beiersdorf AG	267,000	$23,620,037
Dabur India Ltd.	5,065,506	21,405,592
Kobayashi Pharmaceutical Co. Ltd.	401,300	30,282,467
LG Household & Healthcare Ltd.	42,878	30,893,286
Milbon Co. Ltd.	241,596	8,036,633
PZ Cussons	404,893	1,779,318
Shiseido Co. Ltd.	156,700	3,434,342
Societe BIC S.A.	49,516	7,679,690
Uni-Charm Corp.	1,169,800	20,757,772

		$147,889,137
Consumer Services - 1.8%
Asante, Inc.	86,600	$1,048,115
Dignity PLC	1,558,827	56,075,987
Estacio Participacoes S.A.	1,646,574	5,856,147
GAEC Anima Educacao S.A.	1,025,922	2,507,551
Kakaku.com, Inc.	289,200	4,701,948
Kroton Educacional S.A.	1,585,616	3,083,642
Localiza Rent a Car S.A.	701,513	4,324,625
Park24 Co Ltd.	321,000	6,039,449
Rakuten	119,300	1,529,997

		$85,167,461
Containers - 1.0%
Fuji Seal International, Inc.	590,500	$17,057,314
Mayr-Melnhof Karton AG	127,604	14,729,001
Viscofan S.A.	262,132	15,781,791

		$47,568,106

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 1.8%
Bajaj Electricals Ltd.	4,106,133	$15,696,993
IMI PLC	595,477	8,544,162
Keyence Corp.	15,500	6,939,934
Legrand S.A.	238,002	12,615,027
OMRON Corp.	103,621	3,132,009
Pfeiffer Vacuum Technology AG	69,906	8,061,258
Sensata Technologies Holding B.V. (a)	158,266	7,017,514
Spectris PLC	954,531	24,417,478

		$86,424,375
Electronics - 3.0%
Advantech Co. Ltd.	881,893	$6,058,416
ASM International N.V.	448,916	14,511,830
Chroma Ate, Inc.	10,981,000	18,775,501
Halma PLC	1,384,817	15,114,573
Hirose Electric Co. Ltd.	83,693	9,139,747
Infineon Technologies AG	1,431,553	16,084,152
Iriso Electronics Co. Ltd.	153,080	6,691,000
JEOL Ltd.	1,008,000	5,784,921
Seoul Semiconductor Co. Ltd. (a)	811,390	9,828,666
Siliconware Precision Industries Co.	20,421,000	25,334,382
Stanley Electric Co. Ltd.	845,131	16,929,514

		$144,252,702
Energy - Independent - 0.6%
Cairn Energy PLC (a)	1,719,978	$3,642,655
Gran Tierra Energy, Inc. (a)(l)	6,256,480	13,408,417
MEG Energy Corp. (a)	438,942	2,710,290
TORC Oil & Gas Ltd. (l)	1,238,841	5,207,867
Tourmaline Oil Corp. (a)	163,093	3,797,152

		$28,766,381
Engineering - Construction - 0.5%
JGC Corp.	467,000	$6,210,330
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	954,760	10,504,964
Stantec, Inc.	283,605	6,201,269
Toshiba Plant Kensetsu Co. Ltd.	291,000	2,853,617

		$25,770,180
Food & Beverages - 3.0%
Britvic PLC	833,189	$8,551,859
Chr. Hansen Holding A.S.	324,469	18,124,995
Coca-Cola East Japan Co. Ltd.	202,800	3,283,247
Coca-Cola HBC AG	320,235	6,767,564

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Coca-Cola West Co. Ltd.	372,400	$7,264,889
Grupo Lala S.A.B. de C.V.	3,570,119	8,434,865
Kerry Group PLC	292,910	21,978,036
M. Dias Branco S.A. Industria e Comercio de Alimentos	344,100	5,042,807
P/f Bakkafrost	811,217	25,918,694
Shenguan Holdings Group Ltd.	13,965,505	1,807,290
Super Group Ltd.	35,664,200	19,369,040
Tate & Lyle PLC	488,682	4,346,812
Want Want China Holdings Ltd.	15,411,146	12,723,477

		$143,613,575
Food & Drug Stores - 3.7%
Alimentation Couche-Tard, Inc.	606,508	$27,891,642
Booker Group PLC	16,504,465	46,164,222
Clicks Group Ltd.	2,988,664	19,372,348
Cosmos Pharmaceutical Corp. (l)	108,000	12,749,725
Dairy Farm International Holdings Ltd.	2,536,809	15,433,124
E-Mart Co. Ltd.	40,821	7,938,278
FamilyMart Co. Ltd.	130,000	5,949,705
Lawson, Inc.	303,700	22,458,600
Sundrug Co. Ltd.	280,100	14,809,296
Welcia Holdings Co. Ltd.	65,800	3,209,536
Wumart Stores, Inc. (a)	5,319,514	2,141,520

		$178,117,996
Forest & Paper Products - 0.2%
Fibria Celulose S.A.	761,539	$10,334,418

Furniture & Appliances - 0.1%
SEB S.A.	39,266	$3,615,807

Gaming & Lodging - 1.5%
Betfair Group PLC	366,903	$18,432,630
Ladbrokes PLC	1,528,474	2,212,774
Minor International PLC	22,681,984	17,810,623
Paddy Power PLC	145,151	16,738,186
Shangri-La Asia Ltd.	9,386,495	8,114,724
William Hill PLC	1,783,087	9,462,356

		$72,771,293
General Merchandise - 2.8%
B&M European Value Retail S.A.	4,578,116	$22,535,723
Dollarama, Inc.	866,792	58,541,748
Europris ASA (a)	1,760,440	8,395,652

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - continued
Poundland Group PLC	1,324,210	$5,608,956
Seria Co. Ltd.	366,700	18,157,854
Woolworths Holdings Ltd.	2,783,123	19,439,788

		$132,679,721
Health Maintenance Organizations - 0.2%
Odontoprev S.A.	2,273,555	$5,476,718
Qualicorp S.A. (a)	1,818,865	6,808,414

		$12,285,132
Insurance - 4.0%
Admiral Group PLC	354,924	$8,064,407
Amlin PLC	2,552,151	25,345,931
Austbrokers Holdings Ltd. (h)	3,393,873	21,058,288
Brasil Insurance Paticipaco e Administracao S.A.	1,489,006	266,665
Hiscox Ltd.	3,529,166	50,290,985
Jardine Lloyd Thompson Group PLC	1,478,438	22,790,007
Samsung Fire & Marine Insurance Co. Ltd.	105,530	24,763,818
Sony Financial Holdings, Inc.	876,900	14,440,741
Storebrand A.S.A. (a)	1,722,818	5,646,129
XL Group PLC	473,365	17,192,617

		$189,859,588
Internet - 0.3%
51job, Inc., ADR (a)	600,240	$16,446,576

Leisure & Toys - 0.1%
Shimano, Inc.	46,700	$6,581,658

Machinery & Tools - 1.7%
Aalberts Industries N.V.	242,140	$7,159,209
Burckhardt Compression Holding AG	33,597	10,858,870
Daikin Industries Ltd.	65,500	3,682,776
GEA Group AG	743,872	28,289,980
GLORY Ltd.	95,200	2,253,392
Neopost S.A.	167,887	4,367,257
Rotork PLC	2,132,100	5,315,351
Spirax-Sarco Engineering PLC	278,609	11,805,256
T.K. Corp. (a)	876,165	7,880,809

		$81,612,900
Medical & Health Technology & Services - 0.6%
Hogy Medical Co. Ltd.	51,200	$2,346,424
Miraca Holdings, Inc.	453,800	19,301,465

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Sonic Healthcare Ltd.	665,847	$8,548,090

		$30,195,979
Medical Equipment - 2.8%
Ansell Ltd.	1,558,683	$20,686,537
Fisher & Paykel Healthcare Corp. Ltd.	6,000,118	27,234,713
Nakanishi, Inc.	466,000	17,317,923
Nihon Kohden Corp.	521,600	8,683,560
Smith & Nephew PLC	846,063	14,757,037
Sonova Holding AG	224,598	28,898,614
Terumo Corp.	366,600	10,394,571
William Demant Holdings A/S (a)	60,376	5,018,260

		$132,991,215
Metals & Mining - 0.5%
Iluka Resources Ltd.	2,739,397	$11,983,202
MOIL Ltd.	4,200,697	12,686,745

		$24,669,947
Natural Gas - Distribution - 0.7%
China Resources Gas Group Ltd.	13,782,000	$35,799,033

Network & Telecom - 0.3%
VTech Holdings Ltd.	1,051,665	$12,505,376

Oil Services - 0.5%
Aker Solutions ASA	1,489,385	$5,150,530
John Wood Group PLC	955,796	8,892,164
Technip	227,633	10,724,968

		$24,767,662
Other Banks & Diversified Financials - 5.8%
Aeon Financial Service Co. Ltd.	730,200	$14,458,594
AEON Thana Sinsap Public Co. Ltd.	2,918,500	7,699,308
Bancolombia S.A., ADR	161,462	5,199,076
Bank of Yokohama Ltd.	1,030,000	6,275,233
BDO Unibank, Inc.	9,185,230	20,339,566
Chiba Bank Ltd.	2,538,451	18,066,691
Credicorp Ltd.	167,041	17,766,481
E.Sun Financial Holding Co. Ltd.	47,516,006	27,969,273
Federal Bank Ltd.	19,401,680	18,965,401
Julius Baer Group Ltd.	175,283	7,953,021
Jyske Bank (a)	702,394	38,825,825
Public Bank Berhad	3,678,877	14,662,782

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Security Bank Corp. (a)	4,468,360	$13,116,367
Shizuoka Bank Ltd.	1,025,000	10,272,136
Shriram Transport Finance Co. Ltd.	1,485,365	20,977,549
Sydbank A/S	892,486	33,935,947

		$276,483,250
Pharmaceuticals - 1.4%
Genomma Lab Internacional S.A., “B” (a)	8,794,195	$7,319,435
Hisamitsu Pharmaceutical Co., Inc.	72,600	2,426,167
KYORIN Holdings Ltd.	377,000	5,790,484
Santen Pharmaceutical Co. Ltd.	1,885,700	25,413,902
Tsumura & Co.	72,000	1,570,422
Virbac SA	157,760	27,235,418

		$69,755,828
Pollution Control - 0.3%
Daiseki Co. Ltd.	741,100	$12,677,568

Precious Metals & Minerals - 0.3%
Agnico-Eagle Mines Ltd.	516,614	$13,096,329

Railroad & Shipping - 0.2%
Pacific Basin Shipping Ltd.	18,706,752	$5,706,435
Precious Shipping Public Co. Ltd. (a)	14,024,727	2,743,506

		$8,449,941
Real Estate - 2.3%
Ascendas India Trust, REIT	33,778,000	$20,294,572
Concentradora Fibra Danhos S.A. de C.V., REIT	3,978,794	8,407,179
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	8,583,452	8,631,739
Deutsche Wohnen AG	790,386	21,094,690
Foxtons Group PLC	2,427,902	8,711,902
LEG Immobilien AG	179,700	14,820,810
Midland Holdings Ltd. (a)(h)	44,623,000	18,480,965
Prologis Peroperty Mexico S.A. de C.V., REIT	5,323,066	8,164,917
TAG Immobilien AG	237,520	2,814,618

		$111,421,392
Restaurants - 2.5%
Ajisen (China) Holdings Ltd.	13,082,037	$5,903,673
Cafe De Coral Holdings Ltd.	4,252,000	14,237,698
Domino’s Pizza UK & IRL PLC	4,050,579	54,412,318
Jollibee Foods Corp.	681,990	2,813,172
Whitbread PLC	576,043	40,677,374

		$118,044,235

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 5.4%
Air Water, Inc.	376,000	$5,670,459
Croda International PLC	1,404,956	57,575,655
Elementis PLC	3,641,079	12,293,950
Filtrona PLC	890,916	10,593,183
Fuchs Petrolub SE	604,462	26,686,075
IMCD Group NV	218,300	7,520,313
Japan Pure Chemical Co. Ltd.	41,700	764,755
Kansai Paint Co. Ltd.	1,037,000	14,178,846
Marine Harvest A.S.A.	1,252,087	15,943,033
PTT Global Chemical PLC	14,006,100	20,741,917
Sika AG	8,112	25,045,155
SK KAKEN Co. Ltd.	58,000	5,674,264
Symrise AG	885,210	53,205,499
Tikkurila Oyj	145,978	2,422,270

		$258,315,374
Specialty Stores - 2.7%
ABC-Mart, Inc.	362,200	$20,238,707
Cj O Shopping Co. Ltd.	66,126	10,290,442
Esprit Holdings Ltd.	6,542,399	4,899,471
MonotaRO Co. Ltd.	196,800	4,530,256
NEXT PLC	588,252	67,719,731
Nitori Co. Ltd.	174,900	13,772,770
Shimamura Co. Ltd.	52,800	5,697,894
XXL ASA	436,190	4,252,663

		$131,401,934
Telecommunications - Wireless - 0.2%
Infrastrutture Wireless Italiane S.p.A. (a)(n)	2,118,070	$10,366,284

Telephone Services - 1.0%
Bezeq - The Israel Telecommunication Corp. Ltd.	6,073,425	$11,611,335
Cellnex Telecom S.A.U. (a)	1,161,854	19,733,486
PT XL Axiata Tbk (a)	18,874,687	3,369,099
TDC A.S.	2,666,167	13,723,432

		$48,437,352
Tobacco - 0.4%
Swedish Match AB	581,683	$17,561,789

Trucking - 1.6%
DSV A.S.	1,132,621	$42,286,598
Kintetsu World Express, Inc.	277,200	4,911,217

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - continued
Yamato Holdings Co. Ltd.	1,480,100	$28,380,093

		$75,577,908
Utilities - Electric Power - 0.8%
Alupar Investimento S.A., IEU	1,151,100	$4,326,243
CESC Ltd.	1,568,740	12,389,405
Glow Energy PLC	9,716,200	22,754,567

		$39,470,215
Total Common Stocks (Identified Cost, $3,951,079,634)		$4,619,440,776

Preferred Stocks - 0.6%
Consumer Products - 0.6%
Henkel AG & Co. KGaA (Identified Cost, $13,056,939)	264,562	$27,188,317

	Strike Price		First Exercise
Warrants - 0.0%
Gaming & Lodging - 0.0%
Minor International PCL (1 share for 1 warrant) (a)	THB	40	10/16/17	975,262	$79,536

Railroad & Shipping - 0.0%
Precious Shipping PCL (1 share for 1 warrant) (a)	THB	18	6/30/17	467,490	$34,004
Total Warrants (Identified Cost, $0)					$113,540

Collateral for Securities Loaned - 0.2%
JPMorgan Prime Money Market Fund, 0.13%, at Cost and Net Asset Value (j)				11,691,245	$11,691,245

Money Market Funds - 3.2%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)				152,475,413	$152,475,413
Total Investments (Identified Cost, $4,128,303,231)					$4,810,909,291

Other Assets, Less Liabilities - (0.3)%					(12,879,853)
Net Assets - 100.0%					$4,798,029,438

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.

22

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $10,366,284, representing 0.2% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

THB	Thailand Baht

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,926,503,477)	$4,618,894,625
Underlying affiliated funds, at cost and value	152,475,413
Other affiliated issuers, at value (identified cost, $49,324,341)	39,539,253
Total investments, at value, including $11,235,904 of securities on loan (identified cost, $4,128,303,231)	$4,810,909,291
Cash	1,207,126
Foreign currency, at value (identified cost, $7)	7
Receivables for
Investments sold	50,808
Fund shares sold	6,237,950
Interest and dividends	9,995,341
Other assets	3,060
Total assets	$4,828,403,583
Liabilities
Payables for
Investments purchased	$790,151
Fund shares reacquired	10,502,379
Collateral for securities loaned, at value	11,691,245
Payable to affiliates
Investment adviser	204,021
Shareholder servicing costs	2,995,176
Distribution and service fees	28,584
Program manager fees	23
Payable for independent Trustees’ compensation	2,956
Deferred country tax expense payable	3,369,135
Accrued expenses and other liabilities	790,475
Total liabilities	$30,374,145
Net assets	$4,798,029,438
Net assets consist of
Paid-in capital	$4,136,133,623
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $3,369,135 deferred country tax)	679,051,743
Accumulated net realized gain (loss) on investments and foreign currency	(67,711,681)
Undistributed net investment income	50,555,753
Net assets	$4,798,029,438
Shares of beneficial interest outstanding	177,305,780

24

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,405,723,855	52,650,477	$26.70
Class B	18,975,058	734,560	25.83
Class C	166,327,282	6,543,221	25.42
Class I	1,779,170,660	64,754,365	27.48
Class R1	3,260,118	131,331	24.82
Class R2	60,526,901	2,329,393	25.98
Class R3	145,450,137	5,489,270	26.50
Class R4	337,704,532	12,637,630	26.72
Class R5	872,671,266	31,717,361	27.51
Class 529A	5,910,654	224,654	26.31
Class 529B	344,323	13,856	24.85
Class 529C	1,964,652	79,662	24.66

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $28.33 [100 / 94.25 x $26.70] and $27.92 [100 / 94.25 x $26.31], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$117,793,673
Interest	740,941
Dividends from other affiliated issuers	235,299
Dividends from underlying affiliated funds	160,633
Foreign taxes withheld	(7,077,638)
Total investment income	$111,852,908
Expenses
Management fee	$47,078,088
Distribution and service fees	6,646,027
Program manager fees	8,694
Shareholder servicing costs	5,725,524
Administrative services fee	644,498
Independent Trustees’ compensation	51,109
Custodian fee	1,405,355
Shareholder communications	356,712
Audit and tax fees	72,684
Legal fees	39,499
Miscellaneous	307,336
Total expenses	$62,335,526
Fees paid indirectly	(132)
Reduction of expenses by investment adviser and distributor	(2,392,758)
Net expenses	$59,942,636
Net investment income	$51,910,272
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments in non-affiliated issuers (net of $3,376,368 country tax)	$137,842,240
Foreign currency	191,073
Net realized gain (loss) on investments and foreign currency	$138,033,313
Change in unrealized appreciation (depreciation)
Investments (net of $2,533,520 decrease in deferred country tax)	$(301,250,646)
Translation of assets and liabilities in foreign currencies	134,692
Net unrealized gain (loss) on investments and foreign currency translation	$(301,115,954)
Net realized and unrealized gain (loss) on investments and foreign currency	$(163,082,641)
Change in net assets from operations	$(111,172,369)

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2015	2014
Change in net assets
From operations
Net investment income	$51,910,272	$55,726,729
Net realized gain (loss) on investments and foreign currency	138,033,313	90,931,130
Net unrealized gain (loss) on investments and foreign currency translation	(301,115,954)	(54,485,139)
Change in net assets from operations	$(111,172,369)	$92,172,720
Distributions declared to shareholders
From net investment income	$(61,557,406)	$(56,530,561)
Change in net assets from fund share transactions	$(85,999,791)	$383,162,243
Total change in net assets	$(258,729,566)	$418,804,402
Net assets
At beginning of period	5,056,759,004	4,637,954,602
At end of period (including undistributed net investment income of $50,555,753 and $60,847,418, respectively)	$4,798,029,438	$5,056,759,004

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.64	$27.41	$23.23	$18.94	$20.24
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.27	$0.27	$0.25	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.88)	0.26	4.17	4.28	(1.34)
Total from investment operations	$(0.63)	$0.53	$4.44	$4.53	$(1.10)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.26)	$(0.24)	$(0.20)
Net asset value, end of period (x)	$26.70	$27.64	$27.41	$23.23	$18.94
Total return (%) (r)(s)(t)(x)	(2.30)	1.93	19.29	24.13	(5.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.36	1.39	1.41	1.43
Expenses after expense reductions (f)	1.32	1.34	1.39	1.41	1.42
Net investment income	0.88	0.96	1.07	1.19	1.12
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$1,405,724	$1,555,607	$1,581,384	$1,309,494	$1,199,483

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.68	$26.40	$22.34	$18.15	$19.38
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.03	$0.04	$0.07	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.85)	0.28	4.06	4.14	(1.27)
Total from investment operations	$(0.82)	$0.31	$4.10	$4.21	$(1.20)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)	$(0.04)	$(0.02)	$(0.03)
Net asset value, end of period (x)	$25.83	$26.68	$26.40	$22.34	$18.15
Total return (%) (r)(s)(t)(x)	(3.06)	1.18	18.39	23.21	(6.21)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.11	2.14	2.16	2.17
Expenses after expense reductions (f)	2.07	2.10	2.13	2.16	2.17
Net investment income	0.11	0.12	0.19	0.36	0.32
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$18,975	$23,690	$33,509	$45,496	$57,379

Class C	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.32	$26.14	$22.17	$18.06	$19.31
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.06	$0.08	$0.09	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.83)	0.25	3.99	4.08	(1.27)
Total from investment operations	$(0.80)	$0.31	$4.07	$4.17	$(1.19)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.13)	$(0.10)	$(0.06)	$(0.06)
Net asset value, end of period (x)	$25.42	$26.32	$26.14	$22.17	$18.06
Total return (%) (r)(s)(t)(x)	(3.04)	1.17	18.41	23.17	(6.20)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.11	2.14	2.16	2.18
Expenses after expense reductions (f)	2.07	2.10	2.14	2.16	2.17
Net investment income	0.12	0.21	0.32	0.45	0.37
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$166,327	$184,614	$184,560	$152,757	$142,778

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.45	$28.20	$23.88	$19.48	$20.80
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.35	$0.33	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(0.92)	0.26	4.29	4.37	(1.39)
Total from investment operations	$(0.59)	$0.62	$4.64	$4.70	$(1.07)
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.37)	$(0.32)	$(0.30)	$(0.25)
Net asset value, end of period (x)	$27.48	$28.45	$28.20	$23.88	$19.48
Total return (%) (r)(s)(x)	(2.07)	2.19	19.63	24.40	(5.27)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.11	1.14	1.16	1.18
Expenses after expense reductions (f)	1.07	1.10	1.14	1.16	1.18
Net investment income	1.13	1.24	1.34	1.52	1.42
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$1,779,171	$1,871,618	$1,530,692	$968,523	$845,262

Class R1	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.61	$25.52	$21.64	$17.65	$18.89
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.04	$0.17	$0.09	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.81)	0.26	3.80	3.99	(1.24)
Total from investment operations	$(0.79)	$0.30	$3.97	$4.08	$(1.17)
Less distributions declared to shareholders
From net investment income	$—	$(0.21)	$(0.09)	$(0.09)	$(0.07)
Net asset value, end of period (x)	$24.82	$25.61	$25.52	$21.64	$17.65
Total return (%) (r)(s)(x)	(3.08)	1.17	18.43	23.20	(6.21)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.11	2.15	2.16	2.18
Expenses after expense reductions (f)	2.07	2.10	2.15	2.16	2.18
Net investment income	0.06	0.17	0.70	0.46	0.35
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$3,260	$7,403	$8,642	$2,869	$2,560

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.90	$26.72	$22.66	$18.47	$19.75
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.19	$0.22	$0.20	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.85)	0.25	4.06	4.17	(1.31)
Total from investment operations	$(0.69)	$0.44	$4.28	$4.37	$(1.12)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.26)	$(0.22)	$(0.18)	$(0.16)
Net asset value, end of period (x)	$25.98	$26.90	$26.72	$22.66	$18.47
Total return (%) (r)(s)(x)	(2.57)	1.65	19.03	23.82	(5.76)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.61	1.64	1.66	1.68
Expenses after expense reductions (f)	1.57	1.60	1.64	1.66	1.67
Net investment income	0.60	0.70	0.89	0.99	0.91
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$60,527	$75,355	$76,634	$48,637	$40,259

Class R3	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.45	$27.23	$23.09	$18.85	$20.16
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.27	$0.29	$0.27	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(0.88)	0.26	4.12	4.23	(1.42)
Total from investment operations	$(0.64)	$0.53	$4.41	$4.50	$(1.10)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.27)	$(0.26)	$(0.21)
Net asset value, end of period (x)	$26.50	$27.45	$27.23	$23.09	$18.85
Total return (%) (r)(s)(x)	(2.33)	1.94	19.29	24.15	(5.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.36	1.39	1.41	1.44
Expenses after expense reductions (f)	1.32	1.34	1.39	1.41	1.44
Net investment income	0.88	0.96	1.15	1.29	1.46
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$145,450	$155,509	$144,977	$93,526	$57,720

See Notes to Financial Statements

31

Financial Highlights – continued

Class R4	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.67	$27.43	$23.25	$18.97	$20.26
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.34	$0.34	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.89)	0.27	4.16	4.24	(1.39)
Total from investment operations	$(0.57)	$0.60	$4.50	$4.58	$(1.04)
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.36)	$(0.32)	$(0.30)	$(0.25)
Net asset value, end of period (x)	$26.72	$27.67	$27.43	$23.25	$18.97
Total return (%) (r)(s)(x)	(2.07)	2.19	19.56	24.42	(5.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.11	1.14	1.16	1.19
Expenses after expense reductions (f)	1.07	1.10	1.14	1.16	1.19
Net investment income	1.15	1.15	1.36	1.60	1.61
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$337,705	$350,430	$416,387	$282,570	$143,620

Class R5	Years ended 9/30
	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$28.48	$28.22	$23.88	$21.12
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.40	$0.38	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.93)	0.25	4.28	2.64	(g)
Total from investment operations	$(0.56)	$0.65	$4.66	$2.76
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.39)	$(0.32)	$—
Net asset value, end of period (x)	$27.51	$28.48	$28.22	$23.88
Total return (%) (r)(s)(x)	(1.96)	2.31	19.74	13.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.02	1.05	(a)
Expenses after expense reductions (f)	0.95	0.99	1.02	1.05	(a)
Net investment income	1.27	1.36	1.48	1.61	(a)
Portfolio turnover	15	14	15	21
Net assets at end of period (000 omitted)	$872,671	$823,847	$652,771	$438,906

See Notes to Financial Statements

32

Financial Highlights – continued

Class 529A	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.25	$27.03	$22.90	$18.68	$19.97
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.28	$0.26	$0.25	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.87)	0.24	4.12	4.20	(1.33)
Total from investment operations	$(0.63)	$0.52	$4.38	$4.45	$(1.10)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.25)	$(0.23)	$(0.19)
Net asset value, end of period (x)	$26.31	$27.25	$27.03	$22.90	$18.68
Total return (%) (r)(s)(t)(x)	(2.31)	1.92	19.32	24.03	(5.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.46	1.49	1.51	1.53
Expenses after expense reductions (f)	1.33	1.34	1.40	1.46	1.51
Net investment income	0.88	0.98	1.06	1.18	1.08
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$5,911	$6,174	$5,740	$4,637	$3,788

Class 529B	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.67	$25.50	$21.62	$17.60	$18.84
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.02	$0.06	$0.07	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.80)	0.26	3.90	4.00	(1.23)
Total from investment operations	$(0.79)	$0.28	$3.96	$4.07	$(1.18)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.11)	$(0.08)	$(0.05)	$(0.06)
Net asset value, end of period (x)	$24.85	$25.67	$25.50	$21.62	$17.60
Total return (%) (r)(s)(t)(x)	(3.06)	1.11	18.37	23.16	(6.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.20	2.24	2.26	2.27
Expenses after expense reductions (f)	2.11	2.13	2.17	2.21	2.26
Net investment income	0.04	0.06	0.27	0.35	0.25
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$344	$499	$748	$627	$634
See Notes to Financial Statements

33

Financial Highlights – continued

Class 529C	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.56	$25.41	$21.59	$17.63	$18.88
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.04	$0.06	$0.10	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.80)	0.24	3.89	3.96	(1.26)
Total from investment operations	$(0.78)	$0.28	$3.95	$4.06	$(1.18)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.13)	$(0.10)	$(0.07)
Net asset value, end of period (x)	$24.66	$25.56	$25.41	$21.59	$17.63
Total return (%) (r)(s)(t)(x)	(3.08)	1.09	18.38	23.12	(6.29)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.21	2.24	2.26	2.28
Expenses after expense reductions (f)	2.12	2.14	2.19	2.21	2.26
Net investment income	0.09	0.15	0.27	0.51	0.40
Portfolio turnover	15	14	15	21	44
Net assets at end of period (000 omitted)	$1,965	$2,015	$1,913	$1,494	$1,026

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized

35

Notes to Financial Statements – continued

cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

36

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$1,398,253,725	$—	$—	$1,398,253,725
Japan	—	780,436,252	—	780,436,252
Germany	305,917,202	—	—	305,917,202
France	227,141,668	—	—	227,141,668
Denmark	163,212,876		—	163,212,876
Hong Kong	26,481,564	125,705,866	—	152,187,430
Canada	130,854,715	—	—	130,854,715
Switzerland	117,803,683	—	—	117,803,683
Spain	109,399,900	—	—	109,399,900
Other Countries	836,701,283	424,833,899	—	1,261,535,182
Mutual Funds	164,166,658	—	—	164,166,658
Total Investments	$3,479,933,274	$1,330,976,017	$—	$4,810,909,291

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,115,419,152 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $1,654,938,340 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund

37

Notes to Financial Statements – continued

to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $11,235,904. The fair value of the fund’s investment securities on loan and a related liability of $11,691,245 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

38

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/15	9/30/14
Ordinary income (including any short-term capital gains)	$61,557,406	$56,530,561

39

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/15
Cost of investments	$4,156,527,133
Gross appreciation	1,188,119,350
Gross depreciation	(533,737,192)
Net unrealized appreciation (depreciation)	$654,382,158
Undistributed ordinary income	50,926,261
Capital loss carryforwards	(25,298,362)
Post-October capital loss deferral	(14,189,417)
Other temporary differences	(3,924,825)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after September 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

9/30/18	$(25,298,362)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after

40

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/15	Year ended 9/30/14
Class A	$16,965,167	$17,382,127
Class B	27,944	37,531
Class C	706,071	904,534
Class I	24,422,472	20,620,255
Class R1	—	70,238
Class R2	627,682	767,979
Class R3	1,804,986	1,696,140
Class R4	4,763,774	5,187,185
Class R5	12,160,108	9,787,055
Class 529A	69,455	64,627
Class 529B	657	3,281
Class 529C	9,090	9,609
Total	$61,557,406	$56,530,561

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.850%

The investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets in excess of $1 billion up to $3 billion, 0.85% of average daily net assets in excess of $3 billion up to $5 billion, 0.80% of average daily net assets in excess of $5 billion up to $10 billion, and 0.75% of average daily net assets in excess of $10 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2017. For the year ended September 30, 2015, this management fee reduction amounted to $2,023,513, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2015, this management fee reduction amounted to $336,620, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.88% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $682,438 and $2,525 for the year ended September 30, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the

41

Notes to Financial Statements – continued

fund, respectively. The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,817,086
Class B	0.75%	0.25%	1.00%	1.00%	214,825
Class C	0.75%	0.25%	1.00%	1.00%	1,796,296
Class R1	0.75%	0.25%	1.00%	1.00%	39,111
Class R2	0.25%	0.25%	0.50%	0.50%	342,086
Class R3	—	0.25%	0.25%	0.25%	396,114
Class 529A	—	0.25%	0.25%	0.20%	15,475
Class 529B	0.75%	0.25%	1.00%	0.99%	4,397
Class 529C	0.75%	0.25%	1.00%	0.99%	20,637
Total Distribution and Service Fees					$6,646,027

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2015, this rebate amounted to $23,758, $94, $424, $31, $2,899, $58, and $157 for Class A, Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2015, were as follows:

Amount
Class A	$3,996
Class B	24,443
Class C	9,510
Class 529B	403
Class 529C	20

42

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2017, unless MFD elects to extend the waiver. For the year ended September 30, 2015, this waiver amounted to $4,347 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2015, were as follows:

	Fee	Waiver
Class 529A	$6,190	$3,095
Class 529B	440	220
Class 529C	2,064	1,032
Total Program Manager Fees and Waivers	$8,694	$4,347

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2015, the fee was $300,767, which equated to 0.0059% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,424,757.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.0127% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

43

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in a net decrease in expense of $199 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $2,595 at September 30, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended September 30, 2015, the aggregate fees paid by the fund under these agreements were $18,610 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $857, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

44

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended September 30, 2015, purchases and sales of investments and short-term obligations, aggregated $756,194,378 and $854,048,572, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,526,220	$267,054,485	12,642,057	$358,551,224
Class B	69,896	1,917,751	78,344	2,140,117
Class C	637,354	17,103,232	864,294	23,374,341
Class I	16,724,971	481,167,702	24,069,078	700,713,130
Class R1	45,198	1,177,494	88,942	2,339,199
Class R2	630,803	17,160,889	926,207	25,548,471
Class R3	1,628,728	45,155,247	1,664,401	46,708,132
Class R4	3,593,756	100,674,926	3,897,569	110,347,485
Class R5	5,228,368	150,199,662	6,794,689	199,001,515
Class 529A	26,140	723,568	43,876	1,220,416
Class 529B	2,014	53,616	1,046	27,670
Class 529C	8,082	207,683	16,212	428,066
	38,121,530	$1,082,596,255	51,086,715	$1,470,399,766

Shares issued to shareholders in reinvestment of distributions
Class A	591,364	$15,966,827	591,977	$16,356,339
Class B	1,028	27,022	1,341	35,984
Class C	23,827	616,176	29,397	778,145
Class I	688,231	19,084,653	557,856	15,831,952
Class R1	—	—	2,728	70,237
Class R2	22,038	580,256	25,679	692,046
Class R3	67,350	1,804,986	61,835	1,696,140
Class R4	165,817	4,472,095	162,867	4,495,126
Class R5	419,437	11,635,178	344,857	9,787,055
Class 529A	2,610	69,455	2,373	64,627
Class 529B	26	657	127	3,281
Class 529C	362	9,090	374	9,609
	1,982,090	$54,266,395	1,781,411	$49,820,541

45

Notes to Financial Statements – continued

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(13,740,162)	$(384,267,450)	(14,648,009)	$(418,106,160)
Class B	(224,368)	(6,067,688)	(460,969)	(12,632,560)
Class C	(1,131,060)	(30,080,627)	(939,908)	(25,515,095)
Class I	(18,452,198)	(525,840,817)	(13,122,109)	(382,941,595)
Class R1	(202,930)	(5,097,345)	(141,263)	(3,718,620)
Class R2	(1,124,310)	(30,447,951)	(1,019,578)	(28,231,951)
Class R3	(1,872,868)	(51,716,498)	(1,384,726)	(38,942,143)
Class R4	(3,784,885)	(105,990,473)	(6,575,101)	(186,006,645)
Class R5	(2,855,745)	(82,116,096)	(1,341,749)	(39,431,369)
Class 529A	(30,661)	(841,645)	(32,039)	(895,086)
Class 529B	(7,614)	(201,265)	(11,062)	(293,172)
Class 529C	(7,585)	(194,586)	(13,097)	(343,668)
	(43,434,386)	$(1,222,862,441)	(39,689,610)	$(1,137,058,064)

Net change
Class A	(3,622,578)	$(101,246,138)	(1,413,975)	$(43,198,597)
Class B	(153,444)	(4,122,915)	(381,284)	(10,456,459)
Class C	(469,879)	(12,361,219)	(46,217)	(1,362,609)
Class I	(1,038,996)	(25,588,462)	11,504,825	333,603,487
Class R1	(157,732)	(3,919,851)	(49,593)	(1,309,184)
Class R2	(471,469)	(12,706,806)	(67,692)	(1,991,434)
Class R3	(176,790)	(4,756,265)	341,510	9,462,129
Class R4	(25,312)	(843,452)	(2,514,665)	(71,164,034)
Class R5	2,792,060	79,718,744	5,797,797	169,357,201
Class 529A	(1,911)	(48,622)	14,210	389,957
Class 529B	(5,574)	(146,992)	(9,889)	(262,221)
Class 529C	859	22,187	3,489	94,007
	(3,330,766)	$(85,999,791)	13,178,516	$383,162,243

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Moderate Allocation Fund were the owners of record of approximately 9%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

46

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2015, the fund’s commitment fee and interest expense were $16,823 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	125,995,560	538,057,543	(511,577,690)	152,475,413

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$160,633	$152,475,413

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Austbrokers Holdings Ltd.	1,685,572	1,708,301	—	3,393,873
Midland Holdings Ltd.	10,572,000	34,051,000	—	44,623,000

Other Affiliated Issuers	Realized Gain/Loss	Capital Gain Distributions	Dividend Income	Ending Value
Austbrokers Holdings Ltd.	$—	$—	$235,299	$21,058,288
Midland Holdings Ltd.	—	—	—	18,480,965
Total	$—	$—	$235,299	$39,539,253

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the series constituting MFS Series Trust V), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund (one of the series constituting MFS Series Trust V) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 13, 2015

48

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

52

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of November 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Antonelli Peter Fruzzetti Jose Luis Garcia Robert Lau

53

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

54

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

55

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $5 billion and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, $3 billion, $5 billion and $10 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

56

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

57

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $107,636,884. The fund intends to pass through foreign tax credits of $9,317,396 for the fiscal year.

58

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

59

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

60

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2015

MFS® RESEARCH FUND

MFR-ANN

MFS® RESEARCH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite weak global growth, the U.S. economy continues to expand modestly, buoyed by firming labor and housing markets and resilient consumer spending. However, the

U.S. Federal Reserve continues to take a cautious approach to raising interest rates.

In Asia, China’s slowing economic growth has raised concerns and fed global market volatility. Commodity exporters have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, further depressing crude oil and gasoline prices. Japan continues to struggle in its attempt to stimulate its economy through monetary and fiscal policy initiatives.

While the eurozone economy is expanding, growth has been mild and inconsistent, while deflation remains a risk. Hopes for a more robust recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

November 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.2%
Visa, Inc., “A”	2.6%
Danaher Corp.	2.4%
Wells Fargo & Co.	2.2%
JPMorgan Chase & Co.	2.1%
Google, Inc., “A”	2.1%
Allergan PLC	1.6%
Exxon Mobil Corp.	1.5%
Eli Lilly & Co.	1.5%
Facebook, Inc., “A”	1.4%

Global equity sectors
Technology	18.7%
Financial Services	16.6%
Health Care	14.7%
Consumer Cyclicals	13.7%
Capital Goods	13.5%
Energy	9.8%
Consumer Staples	7.8%
Telecommunications/Cable Television (s)	4.1%

(s)	Includes securities sold short.

Cash & Cash Equivalents can include cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 9/30/15.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2015, Class A shares of the MFS Research Fund (“fund”) provided a total return of –0.93%, at net asset value. This compares with a return of –0.61% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

During the first half of the period, despite declines in foreign exchange, credit and commodity markets, central banks kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of Eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Detractors from Performance

Weak stock selection in the consumer cyclicals sector was a primary detractor from the fund’s performance relative to the S&P 500 Index. Within this sector, an overweight position in casino operator and developer Wynn Resorts and the fund’s avoidance of home improvement and building materials retailer Home Depot held back relative

3

Management Review – continued

returns. Shares of Wynn Resorts declined as the company appeared to have underwhelmed investors with soft quarterly results over the reporting period citing lower table volumes.

Weak stock selection in the energy sector also weighed on relative performance. Overweight positions in oilfield services provider Halliburton, power company NRG, oil and natural gas production company Noble Energy, oil and gas exploration & production companies Anadarko Petroleum and Pioneer Natural Resources, and holding shares of oil and gas producer Whiting Petroleum (b)(h), detracted from relative returns. Shares of oil-related stocks traded lower during the period on the back of a significant decrease in crude oil prices.

Elsewhere, an overweight position in investment management firm Franklin Resources, and the timing of ownership in biopharmaceutical company Celgene, held back relative results.

Contributors to Performance

Stock selection in the technology sector was a positive factor for relative performance. Not owning shares of diversified technology products and services company IBM and semiconductor company Qualcomm contributed to relative performance.

Stock selection in the health care sector also contributed positively to relative returns. Holding shares of pharmaceutical company Valeant Pharmaceuticals (b), the timing of ownership in shares of pharmaceutical company Eli Lilly, and an overweight position in diversified health care company UnitedHealth were among the fund’s top relative contributors for the reporting period. Shares of Valeant Pharmaceuticals appreciated following the acquisition of Salix Pharmaceuticals. The company also posted strong earnings results during the period and raised guidance for 2015.

Stock selection in the capital goods sector strengthened relative performance. An overweight position in industrial and commercial products manufacturer Danaher benefited relative results.

Elsewhere, overweight positions in global payments technology company Visa, automotive parts retailer AutoZone, producer and marketer of beer, wine and spirits Constellation Brands, and not owning shares in energy company Chevron, aided relative performance. Shares of Visa rallied following solid earnings results over the reporting period. Additionally, the company was in talks to acquire former subsidiary Visa Europe which investors appeared to have expected to add value through the increase of cross-border transaction volumes and cost synergies.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/13/71	(0.93)%	12.53%	6.98%	N/A
B	9/07/93	(1.66)%	11.68%	6.21%	N/A
C	1/03/94	(1.67)%	11.69%	6.22%	N/A
I	1/02/97	(0.68)%	12.81%	7.28%	N/A
R1	4/01/05	(1.66)%	11.69%	6.19%	N/A
R2	10/31/03	(1.19)%	12.24%	6.71%	N/A
R3	4/01/05	(0.95)%	12.53%	6.98%	N/A
R4	4/01/05	(0.68)%	12.79%	7.25%	N/A
R5	5/01/06	(0.59)%	12.83%	N/A	6.86%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		(0.61)%	13.34%	6.80%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(6.63)%	11.20%	6.34%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.40)%	11.42%	6.21%	N/A
C With CDSC (1% for 12 months) (v)		(2.60)%	11.69%	6.22%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the funds share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2015 through September 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2015 through September 30, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/15	Ending Account Value 9/30/15	Expenses Paid During Period (p) 4/01/15-9/30/15
A	Actual	0.83%	$1,000.00	$933.28	$4.02
	Hypothetical (h)	0.83%	$1,000.00	$1,020.91	$4.20
B	Actual	1.58%	$1,000.00	$929.90	$7.64
	Hypothetical (h)	1.58%	$1,000.00	$1,017.15	$7.99
C	Actual	1.58%	$1,000.00	$929.83	$7.64
	Hypothetical (h)	1.58%	$1,000.00	$1,017.15	$7.99
I	Actual	0.58%	$1,000.00	$934.41	$2.81
	Hypothetical (h)	0.58%	$1,000.00	$1,022.16	$2.94
R1	Actual	1.58%	$1,000.00	$929.74	$7.64
	Hypothetical (h)	1.58%	$1,000.00	$1,017.15	$7.99
R2	Actual	1.08%	$1,000.00	$932.02	$5.23
	Hypothetical (h)	1.08%	$1,000.00	$1,019.65	$5.47
R3	Actual	0.83%	$1,000.00	$933.18	$4.02
	Hypothetical (h)	0.83%	$1,000.00	$1,020.91	$4.20
R4	Actual	0.58%	$1,000.00	$934.29	$2.81
	Hypothetical (h)	0.58%	$1,000.00	$1,022.16	$2.94
R5	Actual	0.48%	$1,000.00	$934.81	$2.33
	Hypothetical (h)	0.48%	$1,000.00	$1,022.66	$2.43

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

9/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.7%
Issuer	Shares/Par	Value ($)
Aerospace - 3.2%
Honeywell International, Inc.	458,024	$43,370,293
Northrop Grumman Corp.	230,824	38,305,243
Rockwell Collins, Inc.	226,347	18,524,238
United Technologies Corp.	438,923	39,059,758

		$139,259,532
Alcoholic Beverages - 0.8%
Constellation Brands, Inc., “A”	266,120	$33,320,885

Apparel Manufacturers - 1.3%
Global Brands Group Holding Ltd. (a)	31,444,000	$6,541,466
Hanesbrands, Inc.	875,593	25,339,661
PVH Corp.	248,546	25,336,779

		$57,217,906
Automotive - 0.9%
Delphi Automotive PLC	269,298	$20,477,420
Harley-Davidson, Inc.	321,331	17,641,072

		$38,118,492
Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc. (a)	234,759	$36,713,960
Biogen, Inc. (a)	38,533	11,244,315
Celgene Corp. (a)	382,544	41,379,784

		$89,338,059
Broadcasting - 2.1%
Nielsen Holdings PLC	550,180	$24,466,505
Time Warner, Inc.	503,934	34,645,463
Twenty-First Century Fox, Inc.	1,316,731	35,525,402

		$94,637,370
Brokerage & Asset Managers - 2.4%
BlackRock, Inc.	150,583	$44,793,925
Franklin Resources, Inc.	617,296	23,000,449
NASDAQ, Inc.	724,519	38,638,598

		$106,432,972
Business Services - 3.5%
Accenture PLC, “A”	355,621	$34,943,319
Equifax, Inc.	167,174	16,245,969

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Fidelity National Information Services, Inc.	421,257	$28,257,920
Fiserv, Inc. (a)	230,144	19,932,772
FleetCor Technologies, Inc. (a)	41,832	5,756,920
Gartner, Inc. (a)	265,285	22,265,370
Global Payments, Inc.	161,448	18,522,929
IMS Health Holdings, Inc. (a)	223,293	6,497,826

		$152,423,025
Cable TV - 2.1%
Charter Communications, Inc., “A” (a)(l)	188,294	$33,111,500
Comcast Corp., “Special A”	463,880	26,552,491
Time Warner Cable, Inc.	172,870	31,007,692

		$90,671,683
Chemicals - 1.7%
LyondellBasell Industries N.V., “A”	282,937	$23,585,628
Monsanto Co.	255,037	21,764,858
PPG Industries, Inc.	331,730	29,089,404

		$74,439,890
Computer Software - 2.6%
Adobe Systems, Inc. (a)	404,803	$33,282,903
Oracle Corp.	627,980	22,682,638
Qlik Technologies, Inc. (a)	516,986	18,844,140
Salesforce.com, Inc. (a)	580,398	40,297,033

		$115,106,714
Computer Software - Systems - 4.9%
Apple, Inc. (s)	1,288,082	$142,075,445
EMC Corp.	1,507,990	36,433,038
Hewlett-Packard Co.	786,264	20,136,221
Sabre Corp.	652,098	17,724,024

		$216,368,728
Construction - 0.5%
Sherwin-Williams Co.	98,248	$21,887,689

Consumer Products - 2.0%
Estee Lauder Cos., Inc., “A”	197,799	$15,958,423
Kimberly-Clark Corp.	252,644	27,548,302
Newell Rubbermaid, Inc.	764,241	30,348,010
Sensient Technologies Corp.	224,692	13,773,620

		$87,628,355

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - 0.6%
Priceline Group, Inc. (a)	21,523	$26,620,938

Containers - 0.6%
Crown Holdings, Inc. (a)	626,656	$28,669,512

Electrical Equipment - 3.1%
Danaher Corp. (s)	1,266,029	$107,878,331
W.W. Grainger, Inc.	144,517	31,072,600

		$138,950,931
Electronics - 1.3%
Avago Technologies Ltd.	257,314	$32,166,823
Mellanox Technologies Ltd. (a)	191,003	7,218,003
NXP Semiconductors N.V. (a)	232,230	20,220,266

		$59,605,092
Energy - Independent - 4.1%
Anadarko Petroleum Corp.	433,492	$26,178,582
Cabot Oil & Gas Corp.	641,744	14,028,524
EOG Resources, Inc.	596,229	43,405,471
EQT Corp.	199,393	12,914,685
Memorial Resource Development Corp. (a)	1,345,766	23,658,566
Noble Energy, Inc.	376,997	11,377,769
Pioneer Natural Resources Co.	133,094	16,189,554
Valero Energy Corp.	560,609	33,692,601

		$181,445,752
Energy - Integrated - 1.5%
Exxon Mobil Corp. (s)	920,080	$68,407,948

Food & Beverages - 3.2%
Coca-Cola Co.	1,314,158	$52,724,019
General Mills, Inc.	481,755	27,040,908
Mead Johnson Nutrition Co., “A”	318,698	22,436,339
Mondelez International, Inc.	970,471	40,633,621

		$142,834,887
Food & Drug Stores - 1.5%
CVS Health Corp.	410,504	$39,605,426
Walgreens Boots Alliance, Inc.	331,621	27,557,705

		$67,163,131
Gaming & Lodging - 0.1%
Wynn Resorts Ltd.	80,850	$4,294,752

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - 2.6%
Costco Wholesale Corp.	276,785	$40,014,808
Dollar Tree, Inc. (a)	424,411	28,291,237
Kohl’s Corp.	315,886	14,628,681
Target Corp.	425,252	33,450,322

		$116,385,048
Health Maintenance Organizations - 1.3%
UnitedHealth Group, Inc.	491,325	$56,998,613

Insurance - 1.7%
American International Group, Inc.	711,482	$40,426,407
MetLife, Inc.	732,907	34,556,565

		$74,982,972
Internet - 5.2%
Alibaba Group Holding Ltd., ADR (a)	219,821	$12,962,844
Facebook, Inc., “A” (a)	690,020	62,032,798
Google, Inc., “A” (a)	145,323	92,769,844
Google, Inc., “C” (a)	68,812	41,866,597
LinkedIn Corp., “A” (a)	107,246	20,390,682

		$230,022,765
Machinery & Tools - 1.2%
Roper Technologies, Inc.	327,351	$51,295,902

Major Banks - 6.1%
Goldman Sachs Group, Inc.	243,957	$42,389,968
JPMorgan Chase & Co.	1,553,718	94,730,187
PNC Financial Services Group, Inc.	397,860	35,489,112
Wells Fargo & Co.	1,878,980	96,485,623

		$269,094,890
Medical & Health Technology & Services - 1.4%
Henry Schein, Inc. (a)	155,425	$20,628,006
McKesson Corp.	212,204	39,264,106

		$59,892,112
Medical Equipment - 3.8%
Cooper Cos., Inc.	150,956	$22,471,310
Medtronic PLC	894,007	59,844,829
PerkinElmer, Inc.	369,597	16,986,678
Stryker Corp.	513,247	48,296,543
Thermo Fisher Scientific, Inc.	69,473	8,495,158
VWR Corp. (a)	372,372	9,566,237

		$165,660,755

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 0.5%
Sempra Energy	210,057	$20,316,713

Natural Gas - Pipeline - 0.4%
Williams Cos., Inc.	454,005	$16,730,084

Network & Telecom - 1.1%
Cisco Systems, Inc.	1,928,478	$50,622,548

Oil Services - 0.9%
Halliburton Co.	462,195	$16,338,593
Schlumberger Ltd.	333,525	23,003,219

		$39,341,812
Other Banks & Diversified Financials - 5.9%
American Express Co.	770,933	$57,149,263
Discover Financial Services	417,434	21,702,394
Fifth Third Bancorp	1,258,049	23,789,707
PrivateBancorp, Inc.	607,678	23,292,298
Visa, Inc., “A”	1,640,761	114,295,411
Wintrust Financial Corp.	353,523	18,888,734

		$259,117,807
Pharmaceuticals - 6.3%
Allergan PLC (a)	259,789	$70,613,248
Bristol-Myers Squibb Co.	841,052	49,790,278
Eli Lilly & Co.	815,352	68,236,809
Merck & Co., Inc.	1,134,446	56,030,288
Valeant Pharmaceuticals International, Inc. (a)	184,798	32,964,267

		$277,634,890
Railroad & Shipping - 1.4%
Canadian Pacific Railway Ltd.	115,389	$16,566,399
Union Pacific Corp.	535,083	47,306,688

		$63,873,087
Real Estate - 0.5%
Plum Creek Timber Co. Inc., REIT	602,821	$23,817,458

Restaurants - 1.3%
Aramark	759,805	$22,520,620
YUM! Brands, Inc.	462,478	36,975,116

		$59,495,736

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 0.9%
Albemarle Corp.	348,510	$15,369,291
W.R. Grace & Co. (a)	238,674	22,208,616

		$37,577,907
Specialty Stores - 4.1%
Amazon.com, Inc. (a)	101,691	$52,054,606
American Eagle Outfitters, Inc.	970,816	15,173,854
AutoZone, Inc. (a)	48,692	35,244,730
Gap, Inc.	555,106	15,820,521
Ross Stores, Inc.	517,040	25,060,929
Sally Beauty Holdings, Inc. (a)	635,432	15,091,510
Urban Outfitters, Inc. (a)	724,848	21,296,034

		$179,742,184
Telecommunications - Wireless - 0.7%
American Tower Corp., REIT	370,224	$32,572,308

Telephone Services - 1.2%
Verizon Communications, Inc.	1,195,744	$52,026,821

Tobacco - 1.8%
Philip Morris International, Inc.	583,063	$46,254,388
Reynolds American, Inc.	773,374	34,237,267

		$80,491,655
Utilities - Electric Power - 2.4%
American Electric Power Co., Inc.	461,433	$26,237,080
CMS Energy Corp.	975,525	34,455,543
NextEra Energy, Inc.	327,953	31,991,815
NRG Energy, Inc.	895,292	13,295,086

		$105,979,524
Total Common Stocks (Identified Cost, $3,668,264,614)		$4,358,517,834

Convertible Preferred Stocks - 0.3%
Telephone Services - 0.3%
Frontier Communications Corp., 11.125% (Identified Cost, $16,064,235)	158,895	$14,801,069

Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	43,464,374	$43,464,374

16

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.5%
Issuer	Shares/Par	Value ($)
JPMorgan Prime Money Market Fund, 0.13%, at Cost and Net Asset Value (j)	24,110,071	$24,110,071
Total Investments (Identified Cost, $3,751,903,294)		$4,440,893,348

Securities Sold Short - (0.2)%
Telecommunications - Wireless - (0.2)%
Crown Castle International Corp., REIT (Proceeds Received, $7,242,422)	(88,179)	$(6,954,678)

Other Assets, Less Liabilities - (0.3)%		(17,301,504)
Net Assets - 100.0%		$4,416,637,166

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At September 30, 2015, the fund had other liquid securities with an aggregate value of $13,673,453 to cover any commitments for securities sold short.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,708,438,920)	$4,397,428,974
Underlying affiliated funds, at cost and value	43,464,374
Total investments, at value, including $24,830,196 of securities on loan (identified cost, $3,751,903,294)	$4,440,893,348
Receivables for
Fund shares sold	7,600,931
Interest and dividends	4,715,630
Other assets	30,050
Total assets	$4,453,239,959
Liabilities
Due to broker	$69,837
Payables for
Securities sold short, at value (proceeds received, $7,242,422)	6,954,678
Payable for fund shares reacquired	3,139,182
Collateral for securities loaned, at value	24,110,071
Payable to affiliates
Investment adviser	105,483
Shareholder servicing costs	1,890,568
Distribution and service fees	21,773
Payable for independent Trustees’ compensation	122,218
Accrued expenses and other liabilities	188,983
Total liabilities	$36,602,793
Net assets	$4,416,637,166
Net assets consist of
Paid-in capital	$3,427,158,949
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	689,277,798
Accumulated net realized gain (loss) on investments and foreign currency	272,800,880
Undistributed net investment income	27,399,539
Net assets	$4,416,637,166
Shares of beneficial interest outstanding	121,364,728

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,061,338,911	56,677,328	$36.37
Class B	25,337,561	755,038	33.56
Class C	129,249,449	3,871,267	33.39
Class I	723,107,442	19,448,985	37.18
Class R1	3,979,838	120,786	32.95
Class R2	27,224,010	769,587	35.37
Class R3	51,951,802	1,436,224	36.17
Class R4	46,669,054	1,282,058	36.40
Class R5	1,347,779,099	37,003,455	36.42

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $38.59 [100 / 94.25 x $36.37]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$71,699,719
Interest	90,895
Dividends from underlying affiliated funds	36,380
Foreign taxes withheld	(55,469)
Total investment income	$71,771,525
Expenses
Management fee	$20,166,620
Distribution and service fees	7,538,420
Shareholder servicing costs	3,815,430
Administrative services fee	644,498
Independent Trustees’ compensation	55,587
Custodian fee	177,153
Shareholder communications	123,114
Audit and tax fees	54,686
Legal fees	36,345
Dividend and interest expense on securities sold short	163,131
Miscellaneous	283,108
Total expenses	$33,058,092
Fees paid indirectly	(17)
Reduction of expenses by investment adviser and distributor	(94,047)
Net expenses	$32,964,028
Net investment income	$38,807,497
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$324,146,279
Foreign currency	340
Net realized gain (loss) on investments and foreign currency	$324,146,619
Change in unrealized appreciation (depreciation)
Investments	$(393,575,940)
Securities sold short	287,744
Translation of assets and liabilities in foreign currencies	37
Net unrealized gain (loss) on investments and foreign currency translation	$(393,288,159)
Net realized and unrealized gain (loss) on investments and foreign currency	$(69,141,540)
Change in net assets from operations	$(30,334,043)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2015	2014
Change in net assets
From operations
Net investment income	$38,807,497	$33,109,856
Net realized gain (loss) on investments and foreign currency	324,146,619	219,495,840
Net unrealized gain (loss) on investments and foreign currency translation	(393,288,159)	394,224,072
Change in net assets from operations	$(30,334,043)	$646,829,768
Distributions declared to shareholders
From net investment income	$(34,715,497)	$(43,890,103)
From net realized gain on investments	(219,198,792)	(77,681,194)
Total distributions declared to shareholders	$(253,914,289)	$(121,571,297)
Change in net assets from fund share transactions	$195,204,607	$120,015,527
Total change in net assets	$(89,043,725)	$645,273,998
Net assets
At beginning of period	4,505,680,891	3,860,406,893
At end of period (including undistributed net investment income of $27,399,539 and $23,451,271, respectively)	$4,416,637,166	$4,505,680,891

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$38.78	$34.33	$28.74	$22.31	$22.43
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.24	$0.30	$0.25	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.53)	5.24	5.51	6.38	(0.15)
Total from investment operations	$(0.25)	$5.48	$5.81	$6.63	$0.05
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.35)	$(0.22)	$(0.20)	$(0.17)
From net realized gain on investments	(1.90)	(0.68)	—	—	—
Total distributions declared to shareholders	$(2.16)	$(1.03)	$(0.22)	$(0.20)	$(0.17)
Net asset value, end of period (x)	$36.37	$38.78	$34.33	$28.74	$22.31
Total return (%) (r)(s)(t)(x)	(0.93)	16.27	20.36	29.92	0.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.81	0.88	0.90	0.90
Expenses after expense reductions (f)	0.82	0.80	0.87	0.90	0.90
Net investment income	0.71	0.65	0.95	0.97	0.82
Portfolio turnover	44	39	46	61	69
Net assets at end of period (000 omitted)	$2,061,339	$2,131,106	$1,915,947	$1,541,284	$1,204,531
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.81	0.80	0.87	0.88	0.89

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.95	$31.89	$26.70	$20.70	$20.83
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$0.06	$0.05	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)	4.87	5.13	5.95	(0.15)
Total from investment operations	$(0.49)	$4.84	$5.19	$6.00	$(0.13)
Less distributions declared to shareholders
From net investment income	$—	$(0.10)	$—	$—	$—
From net realized gain on investments	(1.90)	(0.68)	—	—	—
Total distributions declared to shareholders	$(1.90)	$(0.78)	$—	$—	$—
Net asset value, end of period (x)	$33.56	$35.95	$31.89	$26.70	$20.70
Total return (%) (r)(s)(t)(x)	(1.66)	15.41	19.44	28.99	(0.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.56	1.62	1.65	1.65
Expenses after expense reductions (f)	1.57	1.55	1.62	1.65	1.65
Net investment income (loss)	(0.04)	(0.09)	0.22	0.22	0.07
Portfolio turnover	44	39	46	61	69
Net assets at end of period (000 omitted)	$25,338	$29,834	$31,773	$33,019	$34,609
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.56	1.55	1.62	1.63	1.64

See Notes to Financial Statements

23

Financial Highlights – continued

Class C	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.79	$31.80	$26.64	$20.68	$20.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$0.06	$0.05	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)	4.85	5.12	5.93	(0.14)
Total from investment operations	$(0.49)	$4.82	$5.18	$5.98	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.15)	$(0.02)	$(0.02)	$(0.00	)(w)
From net realized gain on investments	(1.90)	(0.68)	—	—	—
Total distributions declared to shareholders	$(1.91)	$(0.83)	$(0.02)	$(0.02)	$(0.00	)(w)
Net asset value, end of period (x)	$33.39	$35.79	$31.80	$26.64	$20.68
Total return (%) (r)(s)(t)(x)	(1.67)	15.40	19.47	28.94	(0.56)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.56	1.63	1.65	1.65
Expenses after expense reductions (f)	1.57	1.55	1.63	1.65	1.65
Net investment income (loss)	(0.04)	(0.10)	0.20	0.22	0.07
Portfolio turnover	44	39	46	61	69
Net assets at end of period (000 omitted)	$129,249	$129,359	$107,173	$85,428	$72,558
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.57	1.55	1.62	1.63	1.64

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$39.59	$35.03	$29.31	$22.75	$22.86
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.34	$0.37	$0.33	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.54)	5.34	5.63	6.50	(0.15)
Total from investment operations	$(0.16)	$5.68	$6.00	$6.83	$0.12
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.44)	$(0.28)	$(0.27)	$(0.23)
From net realized gain on investments	(1.90)	(0.68)	—	—	—
Total distributions declared to shareholders	$(2.25)	$(1.12)	$(0.28)	$(0.27)	$(0.23)
Net asset value, end of period (x)	$37.18	$39.59	$35.03	$29.31	$22.75
Total return (%) (r)(s)(x)	(0.68)	16.54	20.67	30.27	0.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.56	0.64	0.65	0.65
Expenses after expense reductions (f)	0.57	0.56	0.64	0.65	0.65
Net investment income	0.96	0.90	1.15	1.26	1.07
Portfolio turnover	44	39	46	61	69
Net assets at end of period (000 omitted)	$723,107	$705,200	$559,067	$237,389	$608,723
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.57	0.56	0.63	0.63	0.64
See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.35	$31.42	$26.32	$20.42	$20.54
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$0.05	$0.05	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	4.79	5.06	5.87	(0.14)
Total from investment operations	$(0.48)	$4.76	$5.11	$5.92	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.15)	$(0.01)	$(0.02)	$—
From net realized gain on investments	(1.90)	(0.68)	—	—	—
Total distributions declared to shareholders	$(1.92)	$(0.83)	$(0.01)	$(0.02)	$—
Net asset value, end of period (x)	$32.95	$35.35	$31.42	$26.32	$20.42
Total return (%) (r)(s)(x)	(1.66)	15.41	19.43	28.99	(0.58)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.56	1.63	1.65	1.65
Expenses after expense reductions (f)	1.57	1.56	1.63	1.65	1.65
Net investment income (loss)	(0.04)	(0.10)	0.19	0.22	0.07
Portfolio turnover	44	39	46	61	69
Net assets at end of period (000 omitted)	$3,980	$4,422	$3,671	$2,688	$2,434
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.57	1.56	1.62	1.63	1.64

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$37.76	$33.48	$28.07	$21.80	$21.95
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.15	$0.21	$0.18	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	5.10	5.37	6.25	(0.16)
Total from investment operations	$(0.34)	$5.25	$5.58	$6.43	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.29)	$(0.17)	$(0.16)	$(0.13)
From net realized gain on investments	(1.90)	(0.68)	—	—	—
Total distributions declared to shareholders	$(2.05)	$(0.97)	$(0.17)	$(0.16)	$(0.13)
Net asset value, end of period (x)	$35.37	$37.76	$33.48	$28.07	$21.80
Total return (%) (r)(s)(x)	(1.19)	15.99	20.01	29.66	(0.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.06	1.13	1.15	1.15
Expenses after expense reductions (f)	1.07	1.06	1.13	1.15	1.15
Net investment income	0.46	0.40	0.67	0.71	0.57
Portfolio turnover	44	39	46	61	69
Net assets at end of period (000 omitted)	$27,224	$37,003	$33,970	$17,583	$11,711
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.07	1.06	1.13	1.13	1.14

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$38.57	$34.16	$28.64	$22.24	$22.37
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.24	$0.29	$0.26	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)	5.21	5.49	6.35	(0.15)
Total from investment operations	$(0.25)	$5.45	$5.78	$6.61	$0.06
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.36)	$(0.26)	$(0.21)	$(0.19)
From net realized gain on investments	(1.90)	(0.68)	—	—	—
Total distributions declared to shareholders	$(2.15)	$(1.04)	$(0.26)	$(0.21)	$(0.19)
Net asset value, end of period (x)	$36.17	$38.57	$34.16	$28.64	$22.24
Total return (%) (r)(s)(x)	(0.92)	16.26	20.33	29.93	0.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.81	0.88	0.90	0.90
Expenses after expense reductions (f)	0.82	0.81	0.88	0.90	0.90
Net investment income	0.70	0.65	0.92	0.96	0.84
Portfolio turnover	44	39	46	61	69
Net assets at end of period (000 omitted)	$51,952	$58,407	$61,690	$35,774	$8,582
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.82	0.81	0.88	0.89	0.89

See Notes to Financial Statements

28

Financial Highlights – continued

Class R4	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$38.81	$34.35	$28.75	$22.32	$22.45
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.34	$0.37	$0.32	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)	5.23	5.51	6.38	(0.16)
Total from investment operations	$(0.15)	$5.57	$5.88	$6.70	$0.10
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.43)	$(0.28)	$(0.27)	$(0.23)
From net realized gain on investments	(1.90)	(0.68)	—	—	—
Total distributions declared to shareholders	$(2.26)	$(1.11)	$(0.28)	$(0.27)	$(0.23)
Net asset value, end of period (x)	$36.40	$38.81	$34.35	$28.75	$22.32
Total return (%) (r)(s)(x)	(0.68)	16.56	20.65	30.27	0.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.55	0.63	0.65	0.64
Expenses after expense reductions (f)	0.57	0.55	0.63	0.65	0.64
Net investment income	0.96	0.90	1.19	1.21	1.02
Portfolio turnover	44	39	46	61	69
Net assets at end of period (000 omitted)	$46,669	$46,235	$27,088	$20,829	$12,225
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.57	0.55	0.62	0.63	0.64

See Notes to Financial Statements

29

Financial Highlights – continued

Class R5 (y)	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$38.82	$34.37	$28.75	$22.30	$22.42
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.36	$0.40	$0.31	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.53)	5.23	5.51	6.38	(0.15)
Total from investment operations	$(0.12)	$5.59	$5.91	$6.69	$0.09
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.46)	$(0.29)	$(0.24)	$(0.21)
From net realized gain on investments	(1.90)	(0.68)	—	—	—
Total distributions declared to shareholders	$(2.28)	$(1.14)	$(0.29)	$(0.24)	$(0.21)
Net asset value, end of period (x)	$36.42	$38.82	$34.37	$28.75	$22.30
Total return (%) (r)(s)(x)	(0.59)	16.62	20.74	30.25	0.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.49	0.54	0.60	0.75
Expenses after expense reductions (f)	0.48	0.49	0.54	0.60	0.75
Net investment income	1.05	0.97	1.28	1.13	0.96
Portfolio turnover	44	39	46	61	69
Net assets at end of period (000 omitted)	$1,347,779	$1,364,115	$1,120,028	$825,334	$219
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.48	0.48	0.54	0.58	0.74

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for

31

Notes to Financial Statements – continued

which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

32

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,284,063,661	$—	$—	$4,284,063,661
Canada	49,530,666	—	—	49,530,666
Netherlands	20,220,266	—	—	20,220,266
China	12,962,844	—	—	12,962,844
Hong Kong	—	6,541,466	—	6,541,466
Mutual Funds	67,574,445	—	—	67,574,445
Total Investments	$4,434,351,882	$6,541,466	$—	$4,440,893,348
Short Sales	$(6,954,678)	$—	$—	$(6,954,678)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $6,541,466 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct

33

Notes to Financial Statements – continued

investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period. At September 30, 2015, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended September 30, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$(506,331)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended September 30, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$(525,392)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations

34

Notes to Financial Statements – continued

under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2015, this expense amounted to $163,131. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the

35

Notes to Financial Statements – continued

cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $24,830,196. The fair value of the fund’s investment securities on loan and a related liability of $24,110,071 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan net of the related collateral is $720,125 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

36

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/15	9/30/14
Ordinary income (including any short-term capital gains)	$65,201,123	$48,900,693
Long-term capital gains	188,713,166	72,670,604
Total distributions	$253,914,289	$121,571,297

37

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/15
Cost of investments	$3,753,898,896
Gross appreciation	898,820,985
Gross depreciation	(211,826,533)
Net unrealized appreciation (depreciation)	$686,994,452
Undistributed ordinary income	42,353,599
Undistributed long-term capital gain	260,153,749
Other temporary differences	(23,583)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/15	Year ended 9/30/14	Year ended 9/30/15	Year ended 9/30/14
Class A	$14,038,385	$19,451,208	$103,136,672	$38,073,954
Class B	—	93,400	1,551,839	656,471
Class C	40,600	505,888	6,956,132	2,379,834
Class I	6,426,546	7,306,546	34,500,958	11,477,084
Class R1	2,624	17,737	241,733	81,284
Class R2	137,750	305,384	1,753,197	710,407
Class R3	404,851	643,254	3,022,819	1,237,629
Class R4	454,137	358,515	2,416,964	569,105
Class R5	13,210,604	15,208,171	65,618,478	22,495,426
Total	$34,715,497	$43,890,103	$219,198,792	$77,681,194

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.40% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2017. For the year ended September 30, 2015, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement.

38

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $163,005 for the year ended September 30, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,513,960
Class B	0.75%	0.25%	1.00%	1.00%	290,706
Class C	0.75%	0.25%	1.00%	1.00%	1,368,643
Class R1	0.75%	0.25%	1.00%	1.00%	44,966
Class R2	0.25%	0.25%	0.50%	0.50%	168,768
Class R3	—	0.25%	0.25%	0.25%	151,377
Total Distribution and Service Fees					$7,538,420

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2015, this rebate amounted to $89,214, $1,323, and $2,748 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2015, were as follows:

Amount
Class A	$9,659
Class B	29,062
Class C	6,297

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

39

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2015, the fee was $523,196, which equated to 0.0112% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,292,234.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,402 and the Retirement Deferral plan resulted in an expense of $974. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $94,687 at September 30, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected

40

Notes to Financial Statements – continued

by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $27,201 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended September 30, 2015, the aggregate fees paid by the fund under these agreements were $16,940 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $762, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended September 30, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $2,016,720,425 and $2,039,155,259, respectively.

41

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,768,405	$262,791,598	6,913,906	$255,347,730
Class B	101,866	3,667,174	81,793	2,808,375
Class C	504,769	18,054,185	594,647	20,272,178
Class I	6,188,537	243,733,761	7,655,875	286,081,137
Class R1	15,488	543,909	22,968	783,379
Class R2	96,370	3,639,994	205,342	7,349,923
Class R3	321,738	12,544,061	338,940	12,369,380
Class R4	392,096	15,252,850	800,176	29,713,452
Class R5	2,046,467	78,021,783	3,126,935	113,714,538
	16,435,736	$638,249,315	19,740,582	$728,440,092

Shares issued to shareholders in reinvestment of distributions
Class A	2,897,856	$110,871,995	1,528,023	$53,816,975
Class B	42,330	1,503,144	22,062	724,749
Class C	172,606	6,098,154	75,079	2,455,190
Class I	1,035,069	40,409,106	518,785	18,619,191
Class R1	7,008	244,357	3,066	99,020
Class R2	45,614	1,700,950	26,869	923,482
Class R3	89,765	3,416,436	53,579	1,877,419
Class R4	75,120	2,871,101	26,360	927,620
Class R5	2,062,508	78,829,082	1,071,734	37,703,597
	6,427,876	$245,944,325	3,325,557	$117,147,243

Shares reacquired
Class A	(7,946,899)	$(309,239,112)	(9,295,999)	$(344,285,399)
Class B	(219,002)	(7,878,360)	(270,232)	(9,293,630)
Class C	(420,801)	(15,060,689)	(425,527)	(14,640,845)
Class I	(5,586,127)	(220,445,191)	(6,324,155)	(243,431,715)
Class R1	(26,804)	(947,784)	(17,761)	(598,543)
Class R2	(352,366)	(13,335,026)	(266,757)	(9,708,848)
Class R3	(489,406)	(19,068,710)	(684,218)	(25,393,252)
Class R4	(376,401)	(14,680,693)	(423,760)	(16,201,561)
Class R5	(2,241,323)	(88,333,468)	(1,651,122)	(62,018,015)
	(17,659,129)	$(688,989,033)	(19,359,531)	$(725,571,808)

42

Notes to Financial Statements – continued

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Net change
Class A	1,719,362	$64,424,481	(854,070)	$(35,120,694)
Class B	(74,806)	(2,708,042)	(166,377)	(5,760,506)
Class C	256,574	9,091,650	244,199	8,086,523
Class I	1,637,479	63,697,676	1,850,505	61,268,613
Class R1	(4,308)	(159,518)	8,273	283,856
Class R2	(210,382)	(7,994,082)	(34,546)	(1,435,443)
Class R3	(77,903)	(3,108,213)	(291,699)	(11,146,453)
Class R4	90,815	3,443,258	402,776	14,439,511
Class R5	1,867,652	68,517,397	2,547,547	89,400,120
	5,204,483	$195,204,607	3,706,608	$120,015,527

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 11%, 9%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2015, the fund’s commitment fee and interest expense were $15,620 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

43

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	35,567,026	507,166,677	(499,269,329)	43,464,374

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$36,380	$43,464,374

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of

MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the series of MFS Series Trust V) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2015

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

49

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of November 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Joseph MacDougall

50

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

51

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

52

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

53

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

54

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $225,369,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 88.32% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

55

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

56

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2015

MFS® TOTAL RETURN FUND

MTR-ANN

MFS® TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite weak global growth, the U.S. economy continues to expand modestly, buoyed by firming labor and housing markets and resilient consumer spending. However, the

U.S. Federal Reserve continues to take a cautious approach to raising interest rates.

In Asia, China’s slowing economic growth has raised concerns and fed global market volatility. Commodity exporters have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, further depressing crude oil and gasoline prices. Japan continues to struggle in its attempt to stimulate its economy through monetary and fiscal policy initiatives.

While the eurozone economy is expanding, growth has been mild and inconsistent, while deflation remains a risk. Hopes for a more robust recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

November 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 0.875%, 12/31/16	3.1%
JPMorgan Chase & Co.	2.5%
U.S. Treasury Bonds, 2.875%, 5/15/43	2.3%
U.S. Treasury Notes, 1%, 6/30/19	2.1%
Wells Fargo & Co.	1.7%
U.S. Treasury Notes, 3.125%, 5/15/21	1.6%
Fannie Mae, 4%, 30 Years	1.5%
Philip Morris International, Inc.	1.5%
Johnson & Johnson	1.2%
CVS Health Corp.	1.2%

Composition including fixed income credit quality (a)(i)
AAA	1.8%
AA	1.1%
A	5.0%
BBB	6.7%
BB	0.2%
CCC	0.1%
C	0.1%
U.S. Government	13.2%
Federal Agencies	11.0%
Not Rated (o)	0.0%
Non-Fixed Income	59.1%
Cash & Cash Equivalents	1.7%

Equity sectors
Financial Services	14.0%
Health Care	8.0%
Industrial Goods & Services	5.6%
Consumer Staples	5.5%
Technology	4.9%
Leisure	3.9%
Utilities & Communications	3.7%
Retailing	3.5%
Energy	3.4%
Basic Materials	2.7%
Autos & Housing	1.9%
Special Products & Services	1.2%
Transportation	0.8%

Fixed income sectors (i)
U.S. Treasury Securities	13.2%
Investment Grade Corporates	11.5%
Mortgage-Backed Securities	10.8%
Commercial Mortgage-Backed Securities	1.6%
Emerging Markets Bonds	0.7%
Non-U.S. Government Bonds	0.5%
Collateralized Debt Obligations	0.3%
Asset-Backed Securities	0.2%
U.S. Government Agencies	0.2%
High Yield Corporates	0.2%
Residential Mortgage-Backed Securities (o)	0.0%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents can include cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 9/30/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2015, Class A shares of the MFS Total Return Fund (“fund”) provided a total return of 0.01%, at net asset value. This compares with a return of –0.61% and 2.94% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 0.95%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

During the first half of the period, despite declines in foreign exchange, credit and commodity markets, central banks kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of Eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Management Review – continued

Detractors from Performance

Within the equity portion of the fund, weak stock selection in the financial services sector detracted from performance relative to the S&P 500 Index. Owning shares of insurance company Delta Lloyd (b) (Netherlands) held back relative results after the company reported earnings results that were below consensus expectations due, in part, to challenges from a decreased capital ratio driven by market movements. The fund’s overweight position in investment management firm Franklin Resources also weakened relative returns. Franklin Resources reported results that were roughly in line with expectations. However, significant outflows in some of its largest funds, weaker equity fund performance and declines in global equity markets pressured its shares during the period.

Stock selection and an underweight position in the strong-performing retailing sector was another area of relative weakness. The timing of ownership in shares of internet retailer Amazon.com hurt relative results. Total revenue growth increased from 15% year-over-year in the first quarter of 2015 to 20% in the second quarter. Amazon Web Services (AWS) also experienced increased demand for cloud storage and computer resources while improving margins. The fund’s overweight position in discount department store Kohl’s, and not owning shares of home improvement and building materials retailer Home Depot, also held back relative results. Home Depot reported solid results following strong compensation trends that accelerated throughout the second quarter. Management also increased its full-year guidance which appeared to have been welcomed by investors.

Elsewhere, an underweight position in computer and personal electronics maker Apple detracted from relative performance. The fund’s holdings of iron ore and pellets producer Vale (b)(h) (Brazil), and overweight positions in offshore drilling contractors Ensco (h) and Noble Energy, also dampened relative results as all three companies underperformed the benchmark during the reporting period. Not holding shares of strong-performing health insurance and Medicare/Medicaid provider UnitedHealth Group further detracted from relative returns.

During the reporting period, the fund’s relative currency exposure in the equity portion of the fund, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, a greater exposure to lower-rated credit quality bonds was a primary detractor from performance relative to the Barclays Index.

Contributors to Performance

Within the equity portion of the fund, stock selection in the consumer staples sector contributed to performance relative to the S&P 500 Index. There were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

An underweight position in the poor-performing energy sector was another area of relative strength. Not owning shares of oil and gas company ConocoPhillips and oilfield

Management Review – continued

services provider Halliburton benefited relative results as uncertainty in global economies and volatile commodity prices continued to place pressure on the sector.

Elsewhere, overweight positions in drugstore retailer CVS Health, retail giant Target, management consulting firm Accenture, pharmaceutical company Eli Lilly & Co, retailer Kroger, broadband communications and networking services company Broadcom and diversified medical and industrial products company Danaher helped relative returns. Shares of Danaher appreciated early in the period as investors appeared to have reacted positively to the new CEO having reiterated that mergers and acquisitions will remain the focal point from a capital allocation standpoint and highlighted their substantial M&A capacity. Avoiding wireless communications software company QUALCOMM also strengthened relative performance. Shares of QUALCOMM tumbled as mixed results were hurt by challenges in the chip business and management cut its outlook for the fourth quarter.

Within the fixed income portion of the fund, a greater exposure to bonds in the finance sector was a primary contributor to performance relative to the Barclays Index. Strong bond selection within mortgage-backed securities further supported relative returns. A lesser exposure to emerging market bonds, particularly in Brazil and Turkey, was another area of relative strength.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Jonathan Sage	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	0.01%	8.32%	5.34%	N/A
B	8/23/93	(0.75)%	7.51%	4.61%	N/A
C	8/01/94	(0.68)%	7.51%	4.62%	N/A
I	1/02/97	0.31%	8.60%	5.66%	N/A
R1	4/01/05	(0.75)%	7.51%	4.59%	N/A
R2	10/31/03	(0.24)%	8.04%	5.10%	N/A
R3	4/01/05	0.00%	8.32%	5.37%	N/A
R4	4/01/05	0.31%	8.60%	5.65%	N/A
R5	6/01/12	0.34%	N/A	N/A	9.74%
529A	7/31/02	(0.03)%	8.26%	5.23%	N/A
529B	7/31/02	(0.75)%	7.46%	4.49%	N/A
529C	7/31/02	(0.79)%	7.44%	4.49%	N/A
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		(0.61)%	13.34%	6.80%	N/A
Barclays U.S. Aggregate Bond Index (f)		2.94%	3.10%	4.64%	N/A
MFS Total Return Blended Index (f)(w)		0.95%	9.33%	6.22%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(5.74)%	7.05%	4.72%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.58)%	7.21%	4.61%	N/A
C With CDSC (1% for 12 months) (v)		(1.64)%	7.51%	4.62%	N/A
529A With initial Sales Charge (5.75%)		(5.78)%	6.98%	4.61%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(4.58)%	7.16%	4.49%	N/A
529C With CDSC (1% for 12 months) (v)		(1.74)%	7.44%	4.49%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Performance Summary – continued

(v)	Assuming redemption at the end of the applicable period.
(w)	As of September 30, 2015, the MFS Total Return Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2015 through September 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2015 through September 30, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/15	Ending Account Value 9/30/15	Expenses Paid During Period (p) 4/01/15-9/30/15
A	Actual	0.74%	$1,000.00	$959.75	$3.64
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
B	Actual	1.49%	$1,000.00	$956.09	$7.31
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
C	Actual	1.50%	$1,000.00	$956.32	$7.36
	Hypothetical (h)	1.50%	$1,000.00	$1,017.55	$7.59
I	Actual	0.50%	$1,000.00	$960.93	$2.46
	Hypothetical (h)	0.50%	$1,000.00	$1,022.56	$2.54
R1	Actual	1.50%	$1,000.00	$956.00	$7.36
	Hypothetical (h)	1.50%	$1,000.00	$1,017.55	$7.59
R2	Actual	1.00%	$1,000.00	$958.62	$4.91
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
R3	Actual	0.75%	$1,000.00	$959.74	$3.68
	Hypothetical (h)	0.75%	$1,000.00	$1,021.31	$3.80
R4	Actual	0.50%	$1,000.00	$960.98	$2.46
	Hypothetical (h)	0.50%	$1,000.00	$1,022.56	$2.54
R5	Actual	0.41%	$1,000.00	$961.36	$2.02
	Hypothetical (h)	0.41%	$1,000.00	$1,023.01	$2.08
529A	Actual	0.78%	$1,000.00	$959.47	$3.83
	Hypothetical (h)	0.78%	$1,000.00	$1,021.16	$3.95
529B	Actual	1.54%	$1,000.00	$955.84	$7.55
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79
529C	Actual	1.54%	$1,000.00	$955.52	$7.55
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 58.8%
Issuer	Shares/Par	Value ($)
Aerospace - 2.9%
General Dynamics Corp.	97,201	$13,408,452
Honeywell International, Inc.	532,871	50,457,555
Lockheed Martin Corp.	208,909	43,308,925
Northrop Grumman Corp.	236,869	39,308,411
United Technologies Corp.	530,936	47,247,995

		$193,731,338
Alcoholic Beverages - 0.4%
Diageo PLC	1,024,413	$27,437,098

Automotive - 1.6%
Delphi Automotive PLC	304,601	$23,161,860
General Motors Co.	190,088	5,706,442
Hyundai Motor Co.	73,883	10,276,167
Johnson Controls, Inc.	617,700	25,548,072
Kia Motors Corp.	365,149	16,563,188
LKQ Corp. (a)	296,829	8,418,070
Magna International, Inc.	391,819	18,793,806

		$108,467,605
Broadcasting - 1.3%
Omnicom Group, Inc.	340,556	$22,442,640
Time Warner, Inc.	430,255	29,580,031
Twenty-First Century Fox, Inc.	315,004	8,498,808
Viacom, Inc., “B”	131,017	5,653,384
Walt Disney Co.	193,798	19,806,156

		$85,981,019
Brokerage & Asset Managers - 0.9%
BlackRock, Inc.	71,843	$21,371,137
Blackstone Group LP	192,455	6,095,050
Franklin Resources, Inc.	557,692	20,779,604
NASDAQ, Inc.	224,278	11,960,746

		$60,206,537
Business Services - 1.2%
Accenture PLC, “A”	594,203	$58,386,387
Equifax, Inc.	27,721	2,693,927
Fidelity National Information Services, Inc.	141,045	9,461,299
Fiserv, Inc. (a)	122,663	10,623,842

		$81,165,455

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 1.5%
Comcast Corp., “Special A” (l)	1,181,873	$67,650,411
Time Warner Cable, Inc.	166,991	29,953,176

		$97,603,587
Chemicals - 2.1%
3M Co.	315,341	$44,705,894
Celanese Corp.	142,746	8,446,281
E.I. du Pont de Nemours & Co.	165,753	7,989,295
LyondellBasell Industries N.V., “A”	378,498	31,551,593
Monsanto Co.	57,473	4,904,746
PPG Industries, Inc.	518,995	45,510,672

		$143,108,481
Computer Software - 1.0%
Aspen Technology, Inc. (a)	150,158	$5,692,490
CA, Inc.	277,080	7,564,284
Microsoft Corp.	481,940	21,330,664
Oracle Corp.	646,611	23,355,589
Symantec Corp.	441,357	8,593,221

		$66,536,248
Computer Software - Systems - 1.6%
Apple, Inc.	149,778	$16,520,513
EMC Corp.	251,991	6,088,103
Hewlett-Packard Co.	290,482	7,439,244
International Business Machines Corp.	237,245	34,393,408
Sabre Corp.	420,451	11,427,858
Seagate Technology PLC	170,076	7,619,405
Western Digital Corp.	297,501	23,633,479

		$107,122,010
Construction - 0.3%
Owens Corning	104,442	$4,377,164
Stanley Black & Decker, Inc.	131,279	12,731,437

		$17,108,601
Consumer Products - 0.4%
Kimberly-Clark Corp.	87,679	$9,560,518
Newell Rubbermaid, Inc.	75,273	2,989,091
Procter & Gamble Co.	84,436	6,074,326
Reckitt Benckiser Group PLC	91,272	8,266,354

		$26,890,289
Containers - 0.1%
Crown Holdings, Inc. (a)	144,489	$6,610,372

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 1.6%
Danaher Corp.	783,128	$66,730,337
Pentair PLC	221,022	11,280,963
Siemens AG	113,515	10,139,722
Tyco International PLC	649,240	21,723,570

		$109,874,592
Electronics - 1.6%
Analog Devices, Inc.	52,241	$2,946,915
Broadcom Corp., “A”	306,150	15,745,295
Intel Corp.	264,389	7,968,684
Maxim Integrated Products, Inc.	202,185	6,752,979
Microchip Technology, Inc.	650,583	28,033,621
NVIDIA Corp.	70,467	1,737,012
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	824,369	17,105,657
Texas Instruments, Inc.	516,863	25,595,056

		$105,885,219
Energy - Independent - 1.7%
Anadarko Petroleum Corp.	202,999	$12,259,110
Canadian Natural Resources Ltd.	174,937	3,402,525
Crescent Point Energy Corp.	763,518	8,736,545
EOG Resources, Inc.	187,547	13,653,422
EQT Corp.	108,886	7,052,546
Marathon Petroleum Corp.	221,114	10,244,212
Noble Energy, Inc.	298,203	8,999,767
Occidental Petroleum Corp.	289,256	19,134,284
Valero Energy Corp.	528,130	31,740,613

		$115,223,024
Energy - Integrated - 1.3%
Chevron Corp.	410,495	$32,379,846
Exxon Mobil Corp.	550,726	40,946,478
Royal Dutch Shell PLC, “A”	604,547	14,211,772

		$87,538,096
Food & Beverages - 2.2%
Archer Daniels Midland Co.	93,182	$3,862,394
Coca-Cola Co.	201,669	8,090,960
Danone S.A.	261,953	16,514,488
General Mills, Inc.	787,472	44,200,803
Ingredion, Inc.	76,937	6,717,369
Kellogg Co.	179,604	11,952,646
McCormick & Co., Inc.	114,798	9,434,100
Mondelez International, Inc.	219,336	9,183,598

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Nestle S.A.	471,545	$35,440,869

		$145,397,227
Food & Drug Stores - 1.3%
CVS Health Corp.	800,669	$77,248,545
Kroger Co.	254,106	9,165,603

		$86,414,148
Gaming & Lodging - 0.1%
Hilton Worldwide Holdings, Inc.	217,821	$4,996,814

General Merchandise - 1.4%
Kohl’s Corp.	700,480	$32,439,229
Target Corp.	813,253	63,970,481

		$96,409,710
Health Maintenance Organizations - 0.1%
Health Net, Inc. (a)	123,111	$7,413,744

Insurance - 4.0%
ACE Ltd.	365,529	$37,795,699
Aon PLC	297,275	26,341,538
Chubb Corp.	108,326	13,286,184
Delta Lloyd N.V.	592,820	4,970,115
MetLife, Inc.	1,408,616	66,416,244
Prudential Financial, Inc.	483,997	36,885,411
Suncorp Group Ltd.	971,967	8,374,702
Travelers Cos., Inc.	380,637	37,884,801
Validus Holdings Ltd.	436,721	19,683,015
Zurich Insurance Group AG	54,541	13,386,217

		$265,023,926
Internet - 0.1%
Google, Inc., “A” (a)	14,463	$9,232,745

Leisure & Toys - 0.4%
Electronic Arts, Inc. (a)	206,898	$14,017,340
Hasbro, Inc.	144,864	10,450,489

		$24,467,829
Machinery & Tools - 1.0%
Allison Transmission Holdings, Inc.	619,681	$16,539,286
Caterpillar, Inc.	95,286	6,227,893
Deere & Co.	47,858	3,541,492

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Eaton Corp. PLC	350,948	$18,003,632
Illinois Tool Works, Inc.	259,927	21,394,591
Parker Hannifin Corp.	33,059	3,216,641

		$68,923,535
Major Banks - 7.0%
Bank of America Corp.	1,080,399	$16,832,616
Bank of New York Mellon Corp.	997,548	39,054,004
BOC Hong Kong Holdings Ltd.	1,357,500	4,015,665
Goldman Sachs Group, Inc.	260,389	45,245,193
HSBC Holdings PLC	1,175,221	8,865,966
JPMorgan Chase & Co.	2,720,078	165,843,156
Morgan Stanley	347,808	10,955,952
PNC Financial Services Group, Inc.	209,873	18,720,672
Standard Chartered PLC	388,295	3,764,016
State Street Corp.	391,961	26,343,699
Sumitomo Mitsui Financial Group, Inc.	365,400	13,909,862
Wells Fargo & Co.	2,175,036	111,688,099

		$465,238,900
Medical & Health Technology & Services - 0.5%
Community Health Systems, Inc. (a)	128,115	$5,479,479
Express Scripts Holding Co. (a)	275,340	22,291,526
McKesson Corp.	39,212	7,255,396

		$35,026,401
Medical Equipment - 2.3%
Abbott Laboratories	843,528	$33,926,696
Cooper Cos., Inc.	59,268	8,822,634
Medtronic PLC	605,667	40,543,349
St. Jude Medical, Inc.	359,608	22,687,669
Thermo Fisher Scientific, Inc.	317,277	38,796,632
Zimmer Biomet Holdings, Inc.	108,882	10,227,286

		$155,004,266
Metals & Mining - 0.1%
Rio Tinto PLC	279,773	$9,353,308

Natural Gas - Distribution - 0.1%
Engie	586,683	$9,466,280

Natural Gas - Pipeline - 0.2%
Williams Cos., Inc.	194,214	$7,156,786
Williams Partners LP	184,673	5,894,762

		$13,051,548

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Network & Telecom - 0.6%
Cisco Systems, Inc.	1,412,314	$37,073,243

Oil Services - 0.4%
Baker Hughes, Inc.	21,518	$1,119,797
National Oilwell Varco, Inc.	179,676	6,764,801
Noble Corp. PLC (l)	366,555	3,999,115
Schlumberger Ltd.	215,364	14,853,655

		$26,737,368
Other Banks & Diversified Financials - 1.8%
American Express Co.	381,178	$28,256,725
BB&T Corp.	304,769	10,849,776
Citigroup, Inc.	266,517	13,221,908
Discover Financial Services	286,412	14,890,560
SunTrust Banks, Inc.	154,495	5,907,889
U.S. Bancorp	625,151	25,637,443
Visa, Inc., “A”	319,353	22,246,130

		$121,010,431
Pharmaceuticals - 4.9%
Allergan PLC (a)	49,953	$13,577,725
Bayer AG	63,552	8,127,438
Bristol-Myers Squibb Co.	790,350	46,788,720
Eli Lilly & Co.	622,900	52,130,501
Indivior PLC	91,272	312,871
Johnson & Johnson	833,690	77,824,962
Merck & Co., Inc.	1,389,630	68,633,826
Novartis AG	48,798	4,476,238
Pfizer, Inc.	1,555,885	48,870,348
Roche Holding AG	14,000	3,691,771
Valeant Pharmaceuticals International, Inc. (a)	35,774	6,381,366

		$330,815,766
Printing & Publishing - 0.0%
McGraw-Hill Cos., Inc.	28,105	$2,431,083
Time, Inc.	15,625	297,656

		$2,728,739
Railroad & Shipping - 0.3%
Canadian National Railway Co.	126,549	$7,182,921
Union Pacific Corp.	167,937	14,847,310

		$22,030,231

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 0.5%
Home Properties, Inc., REIT	125,269	$9,363,858
Hospitality Properties Trust, REIT	226,128	5,784,354
Medical Properties Trust, Inc., REIT	820,200	9,071,412
Starwood Property Trust, Inc., REIT	299,962	6,155,220

		$30,374,844
Restaurants - 0.6%
Aramark	302,547	$8,967,493
Darden Restaurants, Inc.	69,654	4,774,085
McDonald’s Corp.	138,999	13,695,571
YUM! Brands, Inc.	193,446	15,466,008

		$42,903,157
Specialty Chemicals - 0.4%
Axalta Coating Systems Ltd. (a)	392,360	$9,942,402
Marine Harvest A.S.A.	624,658	7,953,875
Praxair, Inc.	51,051	5,200,055

		$23,096,332
Specialty Stores - 0.8%
Advance Auto Parts, Inc.	29,379	$5,568,202
Amazon.com, Inc. (a)	40,010	20,480,719
American Eagle Outfitters, Inc.	1,687,636	26,377,751
Bed Bath & Beyond, Inc. (a)	50,078	2,855,448

		$55,282,120
Telecommunications - Wireless - 0.1%
Vodafone Group PLC	1,822,096	$5,745,665

Telephone Services - 1.5%
AT&T, Inc.	284,800	$9,278,784
Frontier Communications Corp.	1,311,227	6,228,328
TDC A.S.	1,104,723	5,686,287
Telefonica Brasil S.A., ADR	767,893	7,010,863
Verizon Communications, Inc.	1,578,741	68,691,021

		$96,895,283
Tobacco - 2.5%
Altria Group, Inc.	701,946	$38,185,862
Imperial Tobacco Group PLC	50,380	2,601,127
Japan Tobacco, Inc.	557,100	17,330,169
Philip Morris International, Inc.	1,257,276	99,739,705
Reynolds American, Inc.	280,725	12,427,696

		$170,284,559

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 0.4%
United Parcel Service, Inc., “B”	297,787	$29,388,599

Utilities - Electric Power - 1.7%
American Electric Power Co., Inc.	554,034	$31,502,373
Duke Energy Corp.	226,092	16,265,058
Edison International	77,605	4,894,547
Exelon Corp.	571,560	16,975,332
NRG Energy, Inc.	286,743	4,258,134
PG&E Corp.	75,806	4,002,557
PPL Corp.	741,410	24,384,975
Public Service Enterprise Group, Inc.	196,502	8,284,524

		$110,567,500
Total Common Stocks (Identified Cost, $3,104,671,640)		$3,940,843,789

Bonds - 39.0%
Agency - Other - 0.1%
Financing Corp., 9.65%, 11/02/18	$2,850,000	$3,586,848

Asset-Backed & Securitized - 2.2%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.794%, 12/28/40 (z)	$5,677,967	$3,554,608
BlackRock Capital Finance LP, 7.75%, 9/25/26 (z)	369,251	15,958
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.597%, 1/30/25 (z)	5,792,000	5,742,675
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	7,105,112	7,336,213
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/48	7,000,000	7,124,880
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/48	9,641,397	10,071,731
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/50	11,000,000	11,640,332
Credit Suisse Mortgage Capital Certificate, 5.695%, 9/15/40	11,759,829	12,390,391
Csail Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/57	5,534,308	5,693,021
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.389%, 7/15/25 (z)	7,443,000	7,303,801
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/25 (n)	3,369,000	3,419,212
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/26 (n)	3,092,000	3,136,067
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/36	2,094,205	2,048,574
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/50	10,734,280	10,945,767
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.445%, 4/25/25 (z)	6,757,000	6,655,902
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.136%, 2/15/51	664,109	664,650

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.961%, 6/15/49	$13,257,080	$13,750,813
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.837%, 6/12/50	290,428	291,104
Morgan Stanley Capital I, Inc., FRN, 0.942%, 11/15/30 (i)(n)	11,586,456	209,784
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/35	4,706,570	3,840,721
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.15%, 2/15/51	9,005,502	9,409,246
Wachovia Bank Commercial Mortgage Trust, FRN, 5.901%, 6/15/49	13,568,423	14,222,326
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/48	6,507,931	6,521,344

		$145,989,120
Automotive - 0.2%
Nissan Motor Acceptance Corp., 2.35%, 3/04/19 (n)	$2,097,000	$2,123,923
Toyota Motor Credit Corp., 3.4%, 9/15/21	4,890,000	5,089,444
Volkswagen International Finance N.V., 2.375%, 3/22/17 (n)	4,856,000	4,785,117

		$11,998,484
Biotechnology - 0.1%
Life Technologies Corp., 6%, 3/01/20	$3,000,000	$3,425,844
Life Technologies Corp., 5%, 1/15/21	3,000,000	3,293,958

		$6,719,802
Broadcasting - 0.1%
21st Century Fox America, Inc., 8.5%, 2/23/25	$5,903,000	$7,724,211
Grupo Televisa S.A.B., 5%, 5/13/45	1,839,000	1,661,318

		$9,385,529
Cable TV - 0.3%
CCO Safari II LLC, 4.908%, 7/23/25 (n)	$5,325,000	$5,299,456
Comcast Corp., 2.85%, 1/15/23	6,030,000	6,007,484
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	7,170,000	8,316,304

		$19,623,244
Computer Software - Systems - 0.0%
Apple, Inc., 3.85%, 5/04/43	$2,060,000	$1,878,693

Conglomerates - 0.1%
ABB Finance (USA), Inc., 2.875%, 5/08/22	$1,772,000	$1,756,118
General Electric Co., 2.7%, 10/09/22	5,120,000	5,132,923

		$6,889,041

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	$6,003,000	$6,220,789

Emerging Market Quasi-Sovereign - 0.3%
CNOOC Finance (2012) Ltd., 3.875%, 5/02/22 (n)	$5,880,000	$5,934,484
Petroleos Mexicanos, 3.125%, 1/23/19	2,358,000	2,307,893
Petroleos Mexicanos, 8%, 5/03/19	4,145,000	4,691,726
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 9/30/16 (n)	1,364,368	1,397,915
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/19 (z)	5,329,000	5,414,802

		$19,746,820
Emerging Market Sovereign - 0.1%
Republic of Peru, 7.35%, 7/21/25	$551,000	$687,373
United Mexican States, 4.75%, 3/08/44	7,817,000	7,133,013

		$7,820,386
Energy - Independent - 0.1%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$3,836,000	$4,139,543
Apache Corp., 3.25%, 4/15/22	2,382,000	2,319,060
Apache Corp., 4.75%, 4/15/43	1,827,000	1,648,619
Hess Corp., 8.125%, 2/15/19	1,740,000	2,032,087

		$10,139,309
Energy - Integrated - 0.7%
BP Capital Markets PLC, 4.5%, 10/01/20	$1,661,000	$1,826,029
BP Capital Markets PLC, 4.742%, 3/11/21	4,892,000	5,411,956
Chevron Corp., 0.49%, 11/15/17	11,906,000	11,869,722
Husky Energy, Inc., 7.25%, 12/15/19	4,453,000	5,095,252
Petro-Canada, 6.05%, 5/15/18	9,475,000	10,414,588
Total Capital International S.A., 1.55%, 6/28/17	7,071,000	7,122,781
Total Capital International S.A., 3.75%, 4/10/24	6,370,000	6,577,019

		$48,317,347
Financial Institutions - 0.3%
General Electric Capital Corp., 2.3%, 1/14/19	$5,500,000	$5,593,880
General Electric Capital Corp., 3.1%, 1/09/23	3,339,000	3,414,021
General Electric Capital Corp., FRN, 0.903%, 1/09/20	9,060,000	9,067,484

		$18,075,385
Food & Beverages - 0.4%
Anheuser-Busch InBev S.A., 8%, 11/15/39	$5,850,000	$8,450,179
Diageo Capital PLC, 2.625%, 4/29/23	6,190,000	5,964,096
J.M. Smucker Co., 3.5%, 3/15/25 (z)	4,232,000	4,205,677
Kraft Foods Group, Inc., 3.5%, 6/06/22	2,361,000	2,408,796
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	1,411,000	1,435,832

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	$4,239,000	$4,415,088

		$26,879,668
Food & Drug Stores - 0.3%
CVS Health Corp., 3.875%, 7/20/25	$9,168,000	$9,450,448
Walgreens Boots Alliance, Inc., 3.3%, 11/18/21	5,935,000	6,013,247
Walgreens Boots Alliance, Inc., 4.5%, 11/18/34	2,991,000	2,835,369

		$18,299,064
Insurance - 0.3%
American International Group, Inc., 3.75%, 7/10/25	$8,000,000	$8,124,256
American International Group, Inc., 4.875%, 6/01/22	10,460,000	11,542,108

		$19,666,364
Insurance - Health - 0.2%
UnitedHealth Group, Inc., 3.75%, 7/15/25	$9,796,000	$10,125,508
WellPoint, Inc., 3.3%, 1/15/23	3,410,000	3,374,492

		$13,500,000
Insurance - Property & Casualty - 0.3%
ACE Ltd., 2.7%, 3/13/23	$5,960,000	$5,781,254
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (n)	3,278,000	3,390,196
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	5,360,000	5,912,005
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	2,925,000	2,970,338

		$18,053,793
International Market Quasi-Sovereign - 0.4%
KFW International Finance, Inc., 4.875%, 6/17/19	$7,250,000	$8,177,529
Statoil A.S.A., 3.7%, 3/01/24	6,600,000	6,782,807
Temasek Financial I Ltd., 2.375%, 1/23/23 (n)	10,140,000	10,013,828

		$24,974,164
International Market Sovereign - 0.0%
Republic of Iceland, 4.875%, 6/16/16 (n)	$1,807,000	$1,846,337

Internet - 0.1%
Baidu, Inc., 3.5%, 11/28/22	$6,460,000	$6,307,531

Local Authorities - 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/40	$5,815,000	$8,040,866

Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 5/22/17 (n)	$5,970,000	$6,338,528

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - 1.9%
Banco Santander U.S. Debt S.A.U., 3.781%, 10/07/15 (n)	$2,600,000	$2,600,416
Bank of America Corp., 5.49%, 3/15/19	4,135,000	4,542,351
Bank of America Corp., 7.625%, 6/01/19	3,980,000	4,684,173
Bank of America Corp., 4.1%, 7/24/23	7,970,000	8,280,750
Bank of America Corp., 4.125%, 1/22/24	10,657,000	11,140,743
BNP Paribas, 7.195% to 6/25/37, FRN to 12/31/49 (n)	3,200,000	3,712,000
Commonwealth Bank of Australia, 5%, 10/15/19 (n)	3,930,000	4,344,658
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	6,960,000	7,490,700
Goldman Sachs Group, Inc., 5.625%, 1/15/17	7,504,000	7,880,933
ING Bank N.V., 3.75%, 3/07/17 (n)	4,761,000	4,916,075
ING Bank N.V., 5.8%, 9/25/23 (n)	6,238,000	6,763,183
JPMorgan Chase & Co., 6.3%, 4/23/19	6,750,000	7,674,872
JPMorgan Chase & Co., 3.2%, 1/25/23	7,972,000	7,913,525
Morgan Stanley, 3.875%, 4/29/24	6,520,000	6,659,600
Morgan Stanley, 6.625%, 4/01/18	11,740,000	13,072,889
Morgan Stanley, 4%, 7/23/25	2,939,000	3,003,637
PNC Funding Corp., 5.625%, 2/01/17	6,510,000	6,855,961
Wells Fargo & Co., 2.1%, 5/08/17	6,600,000	6,692,222
Wells Fargo & Co., 3%, 2/19/25	4,000,000	3,848,876
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/31/49	3,543,000	3,543,000

		$125,620,564
Medical & Health Technology & Services - 0.4%
Becton, Dickinson and Co., 6.375%, 8/01/19	$6,240,000	$7,133,019
Becton, Dickinson and Co., 2.675%, 12/15/19	4,190,000	4,236,865
Express Scripts Holding Co., 2.65%, 2/15/17	7,200,000	7,318,534
Laboratory Corp. of America Holdings, 3.2%, 2/01/22	5,980,000	5,952,175

		$24,640,593
Medical Equipment - 0.2%
Medtronic, Inc., 4.375%, 3/15/35	$7,267,000	$7,346,159
Zimmer Holdings, Inc., 3.55%, 4/01/25	9,149,000	8,958,902

		$16,305,061
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	$5,930,000	$4,410,438

Midstream - 0.5%
APT Pipelines Ltd., 4.2%, 3/23/25 (n)	$9,121,000	$8,655,929
Energy Transfer Partners LP, 3.6%, 2/01/23	3,288,000	2,960,061
Energy Transfer Partners LP, 4.9%, 2/01/24	2,630,000	2,507,492
Enterprise Products Operating LP, 6.5%, 1/31/19	5,184,000	5,814,126
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24	5,700,000	5,169,427
Kinder Morgan Energy Partners LP, 7.75%, 3/15/32	2,520,000	2,594,988

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	$1,888,000	$1,559,082
Spectra Energy Capital LLC, 8%, 10/01/19	5,327,000	6,224,211

		$35,485,316
Mortgage-Backed - 10.8%
Fannie Mae, 3.99%, 7/01/21	$652,337	$717,494
Fannie Mae, 2.62%, 5/01/23	670,915	688,885
Fannie Mae, 4%, 9/01/40 - 7/01/43	10,176,928	10,871,043
Fannie Mae, 3.5%, 7/01/43	10,397,919	10,869,204
Fannie Mae, 5.653%, 2/01/16	663,197	663,892
Fannie Mae, 5.733%, 7/01/16	1,739,745	1,762,613
Fannie Mae, 5.05%, 1/01/17	2,293,692	2,370,256
Fannie Mae, 6%, 1/01/17 - 7/01/37	17,353,143	19,608,725
Fannie Mae, 5.5%, 11/01/17 - 4/01/40	34,467,912	38,616,629
Fannie Mae, 3.8%, 2/01/18	754,045	793,316
Fannie Mae, 3.91%, 2/01/18	1,121,326	1,180,258
Fannie Mae, 5%, 2/01/18 - 3/01/42	22,482,521	24,729,870
Fannie Mae, 4.5%, 6/01/18 - 4/01/44	46,311,911	50,315,021
Fannie Mae, 3.854%, 7/01/18	1,273,821	1,353,118
Fannie Mae, 2.578%, 9/25/18	4,000,000	4,142,572
Fannie Mae, 4.6%, 9/01/19	740,396	815,513
Fannie Mae, 4.449%, 1/01/21	1,032,766	1,149,298
Fannie Mae, 2.67%, 3/01/22	938,503	969,146
Fannie Mae, 2.73%, 4/01/23	671,023	693,004
Fannie Mae, 2.41%, 5/01/23	1,017,613	1,031,095
Fannie Mae, 2.55%, 5/01/23	958,900	980,268
Fannie Mae, 2.59%, 5/01/23	1,003,620	1,028,440
Fannie Mae, 3%, 3/01/27 - 4/01/30	6,579,120	6,871,564
Fannie Mae, 2.5%, 2/01/28 - 5/01/30	5,569,116	5,715,243
Fannie Mae, 6.5%, 6/01/31 - 7/01/37	6,873,372	8,022,738
Fannie Mae, 4%, 12/01/40 - 2/01/45	84,220,570	89,926,975
Fannie Mae, 3.5%, 11/01/41 - 6/01/43	9,989,491	10,464,245
Fannie Mae, 3.5%, 4/01/43 - 9/01/43	39,622,275	41,409,134
Fannie Mae, TBA, 3%, 11/01/30	13,070,000	13,588,203
Freddie Mac, 4%, 4/01/44 - 9/01/44	24,693,618	26,323,536
Freddie Mac, 6%, 4/01/16 - 6/01/37	10,139,519	11,393,514
Freddie Mac, 5%, 12/01/17 - 7/01/39	12,265,815	13,422,555
Freddie Mac, 3.154%, 2/25/18	679,748	707,375
Freddie Mac, 2.412%, 8/25/18	1,963,000	2,018,631
Freddie Mac, 4.5%, 1/01/19 - 7/01/40	8,754,573	9,413,528
Freddie Mac, 5.5%, 1/01/19 - 10/01/35	9,294,673	10,314,260
Freddie Mac, 5.085%, 3/25/19	6,789,000	7,588,934
Freddie Mac, 2.456%, 8/25/19	1,100,000	1,134,124

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 1.869%, 11/25/19	$2,200,000	$2,221,712
Freddie Mac, 2.313%, 3/25/20	624,000	639,096
Freddie Mac, 3.808%, 8/25/20	5,900,000	6,444,275
Freddie Mac, 3.034%, 10/25/20	1,781,000	1,877,837
Freddie Mac, 2.791%, 1/25/22	3,221,000	3,341,288
Freddie Mac, 2.682%, 10/25/22	1,960,000	2,006,760
Freddie Mac, 2.51%, 11/25/22	3,050,000	3,086,124
Freddie Mac, 3.111%, 2/25/23	4,920,000	5,160,509
Freddie Mac, 3.32%, 2/25/23	1,059,000	1,125,369
Freddie Mac, 3.25%, 4/25/23	5,681,000	6,010,413
Freddie Mac, 3.458%, 8/25/23	5,373,000	5,744,919
Freddie Mac, 3.171%, 10/25/24	3,005,000	3,123,511
Freddie Mac, 2.67%, 12/25/24	3,612,000	3,608,171
Freddie Mac, 6.5%, 5/01/34 - 7/01/37	3,926,264	4,527,078
Freddie Mac, 4%, 11/01/40 - 11/01/43	22,760,585	24,292,375
Freddie Mac, 3.5%, 2/01/42 - 8/01/43	25,691,921	26,876,493
Freddie Mac, 3%, 4/01/43 - 7/01/43	29,902,741	30,343,740
Freddie Mac, TBA, 3%, 10/01/30	19,503,000	20,289,209
Freddie Mac, TBA, 4%, 10/01/45	8,978,000	9,557,114
Freddie Mac, TBA, 3.5%, 10/01/45 - 12/01/45	21,074,000	21,885,525
Freddie Mac, TBA, 4.5%, 10/01/45	2,707,336	2,929,845
Freddie Mac, TBA, 4%, 12/01/45	5,602,000	5,939,713
Ginnie Mae, 4%, 2/20/42	3,590,456	3,851,122
Ginnie Mae, 3%, 2/15/43 - 6/20/43	10,738,342	11,020,780
Ginnie Mae, 6%, 9/15/32 - 1/15/38	5,686,180	6,527,539
Ginnie Mae, 5.5%, 12/15/32 - 4/20/35	5,434,053	6,216,858
Ginnie Mae, 4.5%, 7/15/33 - 6/20/41	14,131,660	15,408,312
Ginnie Mae, 5%, 7/20/33 - 10/15/34	1,757,411	1,961,110
Ginnie Mae, 4%, 1/20/41 - 4/20/41	12,233,642	13,145,820
Ginnie Mae, 3.5%, 12/15/41 - 7/20/43	25,402,858	26,695,041
Ginnie Mae, 3%, 7/20/43	4,408,152	4,522,898
Ginnie Mae, TBA, 3.5%, 10/01/45	2,702,000	2,831,083
Ginnie Mae, TBA, 4%, 10/01/45	5,425,000	5,779,851

		$722,655,709
Network & Telecom - 0.4%
AT&T, Inc., 3%, 6/30/22	$6,074,000	$5,925,819
AT&T, Inc., 3.4%, 5/15/25	6,074,000	5,797,609
Verizon Communications, Inc., 6.4%, 9/15/33	7,225,000	8,276,931
Verizon Communications, Inc., 6.55%, 9/15/43	5,466,000	6,457,773

		$26,458,132
Oils - 0.1%
Marathon Petroleum Corp., 3.625%, 9/15/24	$7,085,000	$6,847,015

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 0.9%
American Express Co., 5.5%, 9/12/16	$6,317,000	$6,575,087
Banco de Credito del Peru, 5.375%, 9/16/20	4,872,000	5,223,758
Bank of Tokyo-Mitsubishi UFJ Ltd., 4.1%, 9/09/23 (n)	4,960,000	5,277,683
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	4,730,000	5,120,225
Capital One Financial Corp., 6.15%, 9/01/16	8,680,000	9,041,453
Citigroup, Inc., 2.5%, 9/26/18	10,880,000	11,024,476
Discover Bank, 4.2%, 8/08/23	4,000,000	4,118,556
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 12/31/49 (n)	5,168,000	6,763,620
SunTrust Banks, Inc., 2.35%, 11/01/18	2,541,000	2,569,327
Swedbank AB, 2.125%, 9/29/17 (n)	1,317,000	1,331,737
U.S. Bancorp, 3.7%, 1/30/24	4,692,000	4,912,092

		$61,958,014
Pharmaceuticals - 1.0%
AbbVie, Inc., 1.2%, 11/06/15	$10,860,000	$10,864,648
AbbVie, Inc., 3.6%, 5/14/25	4,236,000	4,177,827
Actavis Funding SCS, 3%, 3/12/20	1,375,000	1,376,205
Actavis Funding SCS, 4.85%, 6/15/44	3,997,000	3,642,974
Bayer U.S. Finance LLC, 3%, 10/08/21 (n)	9,000,000	9,141,210
Celgene Corp., 2.875%, 8/15/20	3,798,000	3,832,459
Forest Laboratories, Inc., 4.875%, 2/15/21 (n)	6,838,000	7,385,314
Gilead Sciences, Inc., 3.7%, 4/01/24	1,862,000	1,905,321
Gilead Sciences, Inc., 3.5%, 2/01/25	14,207,000	14,307,927
Hospira, Inc., 6.05%, 3/30/17	5,813,000	6,207,645
Roche Holdings, Inc., 6%, 3/01/19 (n)	2,741,000	3,116,037
Teva Pharmaceutical Finance IV LLC, 3.65%, 11/10/21	3,299,000	3,339,047

		$69,296,614
Real Estate - Apartment - 0.1%
ERP Operating LP, REIT, 5.375%, 8/01/16	$1,460,000	$1,512,664
ERP Operating LP, REIT, 4.625%, 12/15/21	5,212,000	5,680,543

		$7,193,207
Real Estate - Healthcare - 0.1%
HCP, Inc., REIT, 5.375%, 2/01/21	$4,146,000	$4,592,110

Real Estate - Retail - 0.1%
Simon Property Group, Inc., REIT, 4.375%, 3/01/21	$4,500,000	$4,886,199

Retailers - 0.4%
Gap, Inc., 5.95%, 4/12/21	$3,740,000	$4,048,438
Home Depot, Inc., 3.75%, 2/15/24	3,600,000	3,820,223
Home Depot, Inc., 5.95%, 4/01/41	1,578,000	1,987,830

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
Wal-Mart Stores, Inc., 5.25%, 9/01/35	$12,347,000	$14,263,020

		$24,119,511
Supermarkets - 0.1%
The Kroger Co., 4%, 2/01/24	$8,000,000	$8,351,760

Supranational - 0.0%
Asian Development Bank, 1.125%, 3/15/17	$3,322,000	$3,345,676

Telecommunications - Wireless - 0.4%
American Tower Trust I, REIT, 3.07%, 3/15/23 (n)	$5,960,000	$5,881,334
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	3,852,000	4,340,927
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	2,040,000	2,203,555
Rogers Communications, Inc., 6.8%, 8/15/18	8,529,000	9,650,376
SBA Tower Trust, 2.898%, 10/15/44 (n)	2,389,000	2,396,621

		$24,472,813
Tobacco - 0.5%
Altria Group, Inc., 2.85%, 8/09/22	$6,040,000	$5,901,219
B.A.T. International Finance PLC, 3.25%, 6/07/22 (n)	5,833,000	5,917,129
Imperial Tobacco Finance PLC, 2.95%, 7/21/20 (z)	6,137,000	6,173,466
Reynolds American, Inc., 4.45%, 6/12/25	13,773,000	14,411,447

		$32,403,261
Transportation - Services - 0.1%
ERAC USA Finance LLC, 7%, 10/15/37 (n)	$6,381,000	$7,934,978

U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 4.35%, 7/01/23	$338,369	$358,511
Small Business Administration, 4.77%, 4/01/24	1,011,336	1,083,456
Small Business Administration, 5.18%, 5/01/24	1,747,537	1,894,099
Small Business Administration, 5.52%, 6/01/24	811,075	891,992
Small Business Administration, 4.99%, 9/01/24	1,354,302	1,471,449
Small Business Administration, 4.95%, 3/01/25	1,092,505	1,184,420

		$6,883,927
U.S. Treasury Obligations - 13.1%
U.S. Treasury Bonds, 8.5%, 2/15/20	$2,148,000	$2,808,342
U.S. Treasury Bonds, 6%, 2/15/26	1,524,000	2,083,118
U.S. Treasury Bonds, 6.75%, 8/15/26	926,000	1,345,280
U.S. Treasury Bonds, 5.25%, 2/15/29	5,294,000	7,107,057
U.S. Treasury Bonds, 5.375%, 2/15/31	4,690,000	6,508,965
U.S. Treasury Bonds, 4.5%, 2/15/36	26,962,000	35,353,221
U.S. Treasury Bonds, 5%, 5/15/37	2,452,000	3,438,035

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 4.5%, 8/15/39	$4,987,000	$6,505,566
U.S. Treasury Bonds, 2.875%, 5/15/43	155,466,500	154,968,541
U.S. Treasury Notes, 2.625%, 2/29/16	4,568,000	4,614,662
U.S. Treasury Notes, 0.875%, 12/31/16	204,051,000	205,073,908
U.S. Treasury Notes, 0.75%, 6/30/17	19,439,000	19,492,399
U.S. Treasury Notes, 4.75%, 8/15/17	2,870,000	3,089,773
U.S. Treasury Notes, 3.75%, 11/15/18	4,535,000	4,923,604
U.S. Treasury Notes, 3.125%, 5/15/19	52,370,000	56,087,746
U.S. Treasury Notes, 1%, 6/30/19	138,622,000	137,939,703
U.S. Treasury Notes, 3.5%, 5/15/20	55,133,000	60,440,268
U.S. Treasury Notes, 3.125%, 5/15/21	99,605,000	108,006,582
U.S. Treasury Notes, 2.5%, 8/15/23	56,647,000	59,209,370

		$878,996,140
Utilities - Electric Power - 0.8%
Berkshire Hathaway Energy Co., 3.75%, 11/15/23	$3,550,000	$3,657,732
Dominion Resources, Inc., 3.625%, 12/01/24	6,000,000	5,997,690
MidAmerican Funding LLC, 6.927%, 3/01/29	2,785,000	3,696,542
Oncor Electric Delivery Co., 7%, 9/01/22	4,555,000	5,616,875
Pacific Gas & Electric Co., 4.6%, 6/15/43	4,920,000	5,064,618
PPL Capital Funding, Inc., 5%, 3/15/44	1,773,000	1,854,179
PPL Corp., 3.4%, 6/01/23	4,920,000	4,927,365
Progress Energy, Inc., 3.15%, 4/01/22	6,169,000	6,156,977
PSEG Power LLC, 5.32%, 9/15/16	5,099,000	5,289,422
Southern Co., 2.15%, 9/01/19	7,000,000	6,920,662
Waterford 3 Funding Corp., 8.09%, 1/02/17	2,458,662	2,461,617

		$51,643,679
Total Bonds (Identified Cost, $2,541,985,017)		$2,608,797,829

Preferred Stocks - 0.1%
Telephone Services - 0.1%
Telecom Italia S.p.A. (Identified Cost, $4,303,589)	6,188,824	$6,341,414

Convertible Preferred Stocks - 0.1%
Pharmaceuticals - 0.1%
Allergan PLC, 5.5%	6,050	$5,707,933

Telephone Services - 0.0%
Frontier Communications Corp., 11.125%	40,300	$3,753,945
Total Convertible Preferred Stocks (Identified Cost, $10,162,101)		$9,461,878

Portfolio of Investments – continued

Money Market Funds - 3.0%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	201,003,794	$201,003,794

Collateral for Securities Loaned - 0.7%
JPMorgan Prime Money Market Fund, 0.13%, at Cost and Net Asset Value (j)	49,393,825	$49,393,825
Total Investments (Identified Cost, $5,911,519,966)		$6,815,842,529

Other Assets, Less Liabilities - (1.7)%		(117,172,296)
Net Assets - 100.0%		$6,698,670,233

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $168,230,225, representing 2.5% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.794%, 12/28/40	3/01/06	$5,677,967	$3,554,608
BlackRock Capital Finance LP, 7.75%, 9/25/26	10/10/96	360,081	15,958
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.597%, 1/30/25	9/26/14	5,759,049	5,742,675
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.389%, 7/15/25	9/26/14	7,343,012	7,303,801
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.445%, 4/25/25	9/26/14	6,683,050	6,655,902
Imperial Tobacco Finance PLC, 2.95%, 7/21/20	7/15/15	6,072,944	6,173,466
J.M. Smucker Co., 3.5%, 3/15/25	3/12/15	4,230,989	4,205,677
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/19	4/28/14	5,292,863	5,414,802
Total Restricted Securities			$39,066,889
% of Net assets			0.6%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $5,710,516,172)	$6,614,838,735
Underlying affiliated funds, at cost and value	201,003,794
Total investments, at value, including $49,700,184 of securities on loan (identified cost, $5,911,519,966)	$6,815,842,529
Cash	908,855
Receivables for
Investments sold	77,126,366
TBA sale commitments	15,223,428
Fund shares sold	9,162,247
Interest and dividends	24,545,850
Other assets	31,309
Total assets	$6,942,840,584
Liabilities
Payables for
Distributions	$934,871
Investments purchased	80,322,380
TBA purchase commitments	97,092,543
Fund shares reacquired	11,987,467
Collateral for securities loaned, at value	49,393,825
Payable to affiliates
Investment adviser	130,457
Shareholder servicing costs	3,792,751
Distribution and service fees	90,521
Program manager fees	76
Payable for independent Trustees’ compensation	100,882
Accrued expenses and other liabilities	324,578
Total liabilities	$244,170,351
Net assets	$6,698,670,233
Net assets consist of
Paid-in capital	$5,638,862,976
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	904,238,361
Accumulated net realized gain (loss) on investments and foreign currency	124,567,797
Undistributed net investment income	31,001,099
Net assets	$6,698,670,233
Shares of beneficial interest outstanding	385,041,668

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,492,706,564	258,484,624	$17.38
Class B	208,888,703	12,005,375	17.40
Class C	965,136,674	55,226,369	17.48
Class I	213,734,087	12,298,620	17.38
Class R1	13,963,822	804,271	17.36
Class R2	168,608,989	9,674,155	17.43
Class R3	251,635,282	14,468,918	17.39
Class R4	287,976,242	16,554,947	17.40
Class R5	67,899,704	3,906,544	17.38
Class 529A	18,177,432	1,048,253	17.34
Class 529B	1,720,515	98,893	17.40
Class 529C	8,222,219	470,699	17.47

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $18.44 [100 / 94.25 x $17.38] and $18.40 [100 / 94.25 x $17.34], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$134,347,020
Interest	81,856,813
Dividends from underlying affiliated funds	255,623
Foreign taxes withheld	(1,084,968)
Total investment income	$215,374,488
Expenses
Management fee	$24,365,876
Distribution and service fees	25,813,046
Program manager fees	29,249
Shareholder servicing costs	8,133,038
Administrative services fee	644,498
Independent Trustees’ compensation	104,470
Custodian fee	281,449
Shareholder communications	271,448
Audit and tax fees	81,443
Legal fees	52,814
Miscellaneous	347,603
Total expenses	$60,124,934
Fees paid indirectly	(139)
Reduction of expenses by investment adviser and distributor	(272,561)
Net expenses	$59,852,234
Net investment income	$155,522,254
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$224,911,530
Foreign currency	(333,959)
Net realized gain (loss) on investments and foreign currency	$224,577,571
Change in unrealized appreciation (depreciation)
Investments	$(383,714,806)
Translation of assets and liabilities in foreign currencies	(31,824)
Net unrealized gain (loss) on investments and foreign currency translation	$(383,746,630)
Net realized and unrealized gain (loss) on investments and foreign currency	$(159,169,059)
Change in net assets from operations	$(3,646,805)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2015	2014
Change in net assets
From operations
Net investment income	$155,522,254	$133,351,986
Net realized gain (loss) on investments and foreign currency	224,577,571	178,147,491
Net unrealized gain (loss) on investments and foreign currency translation	(383,746,630)	394,874,423
Change in net assets from operations	$(3,646,805)	$706,373,900
Distributions declared to shareholders
From net investment income	$(135,077,976)	$(135,073,438)
From net realized gain on investments	(162,130,845)	(52,872,854)
Total distributions declared to shareholders	$(297,208,821)	$(187,946,292)
Change in net assets from fund share transactions	$221,960,513	$15,241,464
Total change in net assets	$(78,895,113)	$533,669,072
Net assets
At beginning of period	6,777,565,346	6,243,896,274
At end of period (including undistributed net investment income of $31,001,099 and $4,368,360, respectively)	$6,698,670,233	$6,777,565,346

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.16	$16.77	$15.19	$13.18	$13.46
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.38	$0.34	$0.34	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(0.40)	1.53	1.60	2.04	(0.28)
Total from investment operations	$0.03	$1.91	$1.94	$2.38	$0.04
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.38)	$(0.36)	$(0.37)	$(0.32)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.81)	$(0.52)	$(0.36)	$(0.37)	$(0.32)
Net asset value, end of period (x)	$17.38	$18.16	$16.77	$15.19	$13.18
Total return (%) (r)(s)(t)(x)	0.01	11.55	12.93	18.21	0.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.73	0.75	0.77	0.79
Expenses after expense reductions (f)	0.74	0.73	0.75	0.77	0.79
Net investment income	2.35	2.13	2.11	2.33	2.28
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$4,492,707	$4,621,662	$4,399,349	$4,152,753	$3,898,883

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.18	$16.78	$15.20	$13.19	$13.47
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.24	$0.22	$0.23	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.41)	1.55	1.60	2.04	(0.29)
Total from investment operations	$(0.12)	$1.79	$1.82	$2.27	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.24)	$(0.26)	$(0.21)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.66)	$(0.39)	$(0.24)	$(0.26)	$(0.21)
Net asset value, end of period (x)	$17.40	$18.18	$16.78	$15.20	$13.19
Total return (%) (r)(s)(t)(x)	(0.75)	10.75	12.05	17.30	(0.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.48	1.50	1.52	1.52
Expenses after expense reductions (f)	1.49	1.48	1.50	1.52	1.52
Net investment income	1.56	1.38	1.36	1.59	1.55
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$208,889	$248,181	$272,887	$338,115	$394,233

Class C	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.25	$16.86	$15.27	$13.25	$13.53
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.25	$0.22	$0.23	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)	1.53	1.61	2.05	(0.29)
Total from investment operations	$(0.10)	$1.78	$1.83	$2.28	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.24)	$(0.26)	$(0.21)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.67)	$(0.39)	$(0.24)	$(0.26)	$(0.21)
Net asset value, end of period (x)	$17.48	$18.25	$16.86	$15.27	$13.25
Total return (%) (r)(s)(t)(x)	(0.68)	10.65	12.08	17.31	(0.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.48	1.50	1.52	1.52
Expenses after expense reductions (f)	1.49	1.48	1.50	1.52	1.52
Net investment income	1.60	1.38	1.35	1.58	1.56
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$965,137	$930,405	$836,471	$769,540	$734,645

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.15	$16.77	$15.19	$13.18	$13.46
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.42	$0.38	$0.37	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)	1.53	1.60	2.05	(0.28)
Total from investment operations	$0.08	$1.95	$1.98	$2.42	$0.08
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.43)	$(0.40)	$(0.41)	$(0.36)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.85)	$(0.57)	$(0.40)	$(0.41)	$(0.36)
Net asset value, end of period (x)	$17.38	$18.15	$16.77	$15.19	$13.18
Total return (%) (r)(s)(x)	0.31	11.76	13.21	18.50	0.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	0.48	0.50	0.52	0.52
Expenses after expense reductions (f)	0.49	0.48	0.50	0.52	0.52
Net investment income	2.56	2.37	2.35	2.59	2.57
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$213,734	$226,527	$160,246	$121,687	$109,575

Class R1	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.14	$16.75	$15.18	$13.17	$13.45
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.25	$0.22	$0.23	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)	1.53	1.59	2.04	(0.29)
Total from investment operations	$(0.11)	$1.78	$1.81	$2.27	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.24)	$(0.26)	$(0.21)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.67)	$(0.39)	$(0.24)	$(0.26)	$(0.21)
Net asset value, end of period (x)	$17.36	$18.14	$16.75	$15.18	$13.17
Total return (%) (r)(s)(x)	(0.75)	10.72	12.02	17.36	(0.58)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.48	1.50	1.52	1.52
Expenses after expense reductions (f)	1.49	1.48	1.50	1.52	1.52
Net investment income	1.56	1.38	1.36	1.58	1.56
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$13,964	$16,905	$16,134	$17,900	$15,441

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.21	$16.81	$15.23	$13.22	$13.50
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.33	$0.30	$0.30	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.41)	1.55	1.60	2.04	(0.28)
Total from investment operations	$(0.02)	$1.88	$1.90	$2.34	$0.01
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.32)	$(0.33)	$(0.29)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.76)	$(0.48)	$(0.32)	$(0.33)	$(0.29)
Net asset value, end of period (x)	$17.43	$18.21	$16.81	$15.23	$13.22
Total return (%) (r)(s)(x)	(0.24)	11.29	12.61	17.86	(0.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.98	1.00	1.02	1.02
Expenses after expense reductions (f)	0.99	0.98	1.00	1.02	1.02
Net investment income	2.11	1.87	1.85	2.08	2.06
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$168,609	$166,275	$162,091	$154,925	$151,437

Class R3	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.17	$16.78	$15.20	$13.19	$13.47
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.38	$0.34	$0.34	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.41)	1.53	1.60	2.04	(0.29)
Total from investment operations	$0.02	$1.91	$1.94	$2.38	$0.04
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.36)	$(0.37)	$(0.32)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.80)	$(0.52)	$(0.36)	$(0.37)	$(0.32)
Net asset value, end of period (x)	$17.39	$18.17	$16.78	$15.20	$13.19
Total return (%) (r)(s)(x)	0.00	11.54	12.92	18.20	0.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.73	0.75	0.77	0.77
Expenses after expense reductions (f)	0.74	0.73	0.75	0.77	0.77
Net investment income	2.35	2.13	2.11	2.32	2.31
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$251,635	$256,487	$178,646	$192,389	$153,259

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.17	$16.78	$15.21	$13.19	$13.47
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.42	$0.38	$0.38	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(0.40)	1.54	1.59	2.04	(0.28)
Total from investment operations	$0.08	$1.96	$1.97	$2.42	$0.08
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.43)	$(0.40)	$(0.40)	$(0.36)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.85)	$(0.57)	$(0.40)	$(0.40)	$(0.36)
Net asset value, end of period (x)	$17.40	$18.17	$16.78	$15.21	$13.19
Total return (%) (r)(s)(x)	0.31	11.82	13.13	18.49	0.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	0.48	0.50	0.52	0.52
Expenses after expense reductions (f)	0.49	0.48	0.50	0.52	0.52
Net investment income	2.62	2.38	2.34	2.64	2.56
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$287,976	$249,619	$182,332	$125,421	$268,667

Class R5	Years ended 9/30
	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$18.16	$16.77	$15.19	$14.30
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.44	$0.40	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	1.53	1.59	0.91	(g)
Total from investment operations	$0.08	$1.97	$1.99	$1.02
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.44)	$(0.41)	$(0.13)
From net realized gain on investments	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.86)	$(0.58)	$(0.41)	$(0.13)
Net asset value, end of period (x)	$17.38	$18.16	$16.77	$15.19
Total return (%) (r)(s)(x)	0.34	11.91	13.30	7.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.41	0.41	0.41	0.44	(a)
Expenses after expense reductions (f)	0.41	0.41	0.41	0.44	(a)
Net investment income	3.02	2.46	2.42	2.29	(a)(l)
Portfolio turnover	45	35	53	23
Net assets at end of period (000 omitted)	$67,900	$33,689	$10,800	$107

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.12	$16.73	$15.16	$13.16	$13.44
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.37	$0.33	$0.33	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.40)	1.54	1.59	2.03	(0.28)
Total from investment operations	$0.02	$1.91	$1.92	$2.36	$0.03
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.35)	$(0.36)	$(0.31)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.80)	$(0.52)	$(0.35)	$(0.36)	$(0.31)
Net asset value, end of period (x)	$17.34	$18.12	$16.73	$15.16	$13.16
Total return (%) (r)(s)(t)(x)	(0.03)	11.53	12.84	18.11	0.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.83	0.85	0.87	0.89
Expenses after expense reductions (f)	0.78	0.77	0.80	0.82	0.88
Net investment income	2.31	2.09	2.05	2.27	2.20
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$18,177	$17,789	$15,581	$13,064	$9,758

Class 529B	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.17	$16.78	$15.20	$13.19	$13.46
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.24	$0.21	$0.22	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)	1.53	1.60	2.04	(0.28)
Total from investment operations	$(0.11)	$1.77	$1.81	$2.26	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.23)	$(0.25)	$(0.20)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.66)	$(0.38)	$(0.23)	$(0.25)	$(0.20)
Net asset value, end of period (x)	$17.40	$18.17	$16.78	$15.20	$13.19
Total return (%) (r)(s)(t)(x)	(0.75)	10.63	11.99	17.24	(0.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.58	1.60	1.62	1.62
Expenses after expense reductions (f)	1.54	1.53	1.55	1.57	1.61
Net investment income	1.50	1.33	1.31	1.54	1.47
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$1,721	$2,110	$2,369	$3,095	$4,007

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.25	$16.85	$15.27	$13.25	$13.53
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.24	$0.21	$0.22	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.40)	1.54	1.60	2.05	(0.29)
Total from investment operations	$(0.12)	$1.78	$1.81	$2.27	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.23)	$(0.25)	$(0.20)
From net realized gain on investments	(0.43)	(0.14)	—	—	—
Total distributions declared to shareholders	$(0.66)	$(0.38)	$(0.23)	$(0.25)	$(0.20)
Net asset value, end of period (x)	$17.47	$18.25	$16.85	$15.27	$13.25
Total return (%) (r)(s)(t)(x)	(0.79)	10.66	11.97	17.26	(0.66)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.58	1.60	1.62	1.62
Expenses after expense reductions (f)	1.54	1.53	1.55	1.57	1.61
Net investment income	1.55	1.33	1.30	1.53	1.47
Portfolio turnover	45	35	53	23	24
Net assets at end of period (000 omitted)	$8,222	$7,915	$6,989	$6,028	$5,091

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,610,810,761	$—	$—	$3,610,810,761
United Kingdom	80,558,175	—	—	80,558,175
Switzerland	56,995,094	—	—	56,995,094
Canada	44,497,162	—	—	44,497,162
Japan	—	31,240,030	—	31,240,030
South Korea	—	26,839,353	—	26,839,353
France	25,980,768	—	—	25,980,768
Germany	18,267,160	—	—	18,267,160
Taiwan	17,105,656	—	—	17,105,656
Other Countries	31,962,554	12,390,368	—	44,352,922
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	889,466,915	—	889,466,915
Non-U.S. Sovereign Debt	—	57,733,380	—	57,733,380
U.S. Corporate Bonds	—	622,891,841	—	622,891,841
Residential Mortgage-Backed Securities	—	728,560,960	—	728,560,960
Commercial Mortgage-Backed Securities	—	110,271,602	—	110,271,602
Asset-Backed Securities (including CDOs)	—	29,812,265	—	29,812,265
Foreign Bonds	—	170,060,866	—	170,060,866
Mutual Funds	250,397,619	—	—	250,397,619
Total Investments	$4,136,574,949	$2,679,267,580	$—	$6,815,842,529

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $35,255,696 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $175,055,538 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $49,700,184. The fair value of the fund’s investment securities on loan and a related liability of $49,393,825 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan net of the related collateral is $306,359 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have

Notes to Financial Statements – continued

sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/15	9/30/14
Ordinary income (including any short-term capital gains)	$156,126,358	$135,073,438
Long-term capital gains	141,082,463	52,872,854
Total distributions	$297,208,821	$187,946,292

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/15
Cost of investments	$5,975,465,848
Gross appreciation	1,008,768,739
Gross depreciation	(168,392,058)
Net unrealized appreciation (depreciation)	$840,376,681
Undistributed ordinary income	41,916,766
Undistributed long-term capital gain	192,764,862
Post-October capital loss deferral	(4,251,183)
Other temporary differences	(10,999,869)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/15	Year ended 9/30/14	Year ended 9/30/15	Year ended 9/30/14
Class A	$97,137,378	$99,800,404	$110,460,121	$36,966,691
Class B	3,031,569	3,614,199	5,797,113	2,228,939
Class C	12,746,701	12,549,041	22,402,438	7,074,755
Class I	5,610,293	4,555,166	5,570,003	1,448,279
Class R1	204,367	235,348	376,935	135,153
Class R2	3,069,748	3,157,219	3,906,425	1,331,830
Class R3	5,413,770	4,872,366	6,131,712	1,757,452
Class R4	6,404,145	5,144,517	5,965,346	1,624,013
Class R5	950,275	646,869	846,784	92,808
Class 529A	378,571	364,603	430,300	133,546
Class 529B	24,663	30,680	50,294	19,872
Class 529C	106,496	103,026	193,374	59,516
Total	$135,077,976	$135,073,438	$162,130,845	$52,872,854
(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 billion	0.34%

The management fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,538,795 and $9,679 for the year ended September 30, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$11,801,777
Class B	0.75%	0.25%	1.00%	1.00%	2,356,673
Class C	0.75%	0.25%	1.00%	1.00%	9,831,974
Class R1	0.75%	0.25%	1.00%	1.00%	157,393
Class R2	0.25%	0.25%	0.50%	0.50%	854,670
Class R3	—	0.25%	0.25%	0.25%	658,431
Class 529A	—	0.25%	0.25%	0.24%	46,789
Class 529B	0.75%	0.25%	1.00%	1.00%	20,016
Class 529C	0.75%	0.25%	1.00%	1.00%	85,323
Total Distribution and Service Fees					$25,813,046

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2015, this rebate amounted to $246,769, $2,091, $5,018, $2,691, $23, and $200 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2015, were as follows:

Amount
Class A	$9,601
Class B	251,490
Class C	75,340
Class 529B	66
Class 529C	106

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2017, unless MFD elects to extend the waiver. For the year ended September 30, 2015,

Notes to Financial Statements – continued

this waiver amounted to $14,625 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2015, were as follows:

	Fee	Waiver
Class 529A	$18,715	$9,358
Class 529B	2,002	1,001
Class 529C	8,532	4,266
Total Program Manager Fees and Waivers	$29,249	$14,625

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2015, the fee was $1,424,732, which equated to 0.0204% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,708,306.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2015 was equivalent to an annual effective rate of 0.0092% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who

Notes to Financial Statements – continued

continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,303 and the Retirement Deferral plan resulted in an expense of $162. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $73,205 at September 30, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $27,201 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended September 30, 2015, the aggregate fees paid by the fund under these agreements were $25,388 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $1,144, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 7,826 shares of Class R5 for an aggregate amount of $137,268.

(4) Portfolio Securities

For the year ended September 30, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,650,794,985	$1,785,120,805
Investments (non-U.S. Government securities)	$1,480,789,196	$1,277,596,894

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	28,618,204	$522,265,156	26,720,918	$474,805,818
Class B	1,424,548	26,001,894	1,707,369	30,335,427
Class C	10,069,153	184,668,016	7,681,898	137,041,572
Class I	4,166,257	76,010,620	4,694,486	84,285,999
Class R1	120,565	2,199,292	140,252	2,483,335
Class R2	2,299,960	41,989,239	1,563,168	27,806,634
Class R3	4,052,616	73,530,176	7,238,038	129,331,952
Class R4	5,512,281	100,835,440	5,468,706	97,224,459
Class R5	2,244,330	39,739,949	1,354,351	23,871,832
Class 529A	151,497	2,761,681	162,835	2,892,072
Class 529B	8,915	162,896	16,199	286,907
Class 529C	90,340	1,656,386	65,910	1,175,391
	58,758,666	$1,071,820,745	56,814,130	$1,011,541,398

Notes to Financial Statements – continued

	Year ended 9/30/15		Year ended 9/30/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	10,674,691	$195,029,386	7,189,229	$127,373,219
Class B	432,631	7,918,544	302,657	5,346,775
Class C	1,519,963	27,932,118	862,066	15,316,298
Class I	532,348	9,724,876	293,975	5,214,499
Class R1	31,824	581,203	20,992	370,483
Class R2	340,904	6,243,967	224,701	3,988,282
Class R3	631,539	11,544,461	373,706	6,629,603
Class R4	569,923	10,415,019	332,160	5,897,491
Class R5	95,066	1,735,952	41,424	739,677
Class 529A	44,053	803,000	28,142	497,804
Class 529B	4,004	73,262	2,863	50,552
Class 529C	16,320	299,797	9,144	162,431
	14,893,266	$272,301,585	9,681,059	$171,587,114

Shares reacquired
Class A	(35,334,159)	$(644,900,371)	(41,711,551)	$(742,975,632)
Class B	(3,506,712)	(64,138,053)	(4,614,501)	(81,934,444)
Class C	(7,333,681)	(134,398,395)	(7,197,741)	(128,385,694)
Class I	(4,877,482)	(87,839,472)	(2,067,766)	(36,663,011)
Class R1	(280,143)	(5,103,068)	(192,312)	(3,411,172)
Class R2	(2,099,770)	(38,345,664)	(2,295,668)	(40,800,712)
Class R3	(4,332,523)	(78,600,565)	(4,140,874)	(74,323,116)
Class R4	(3,263,526)	(59,404,550)	(2,928,662)	(51,818,416)
Class R5	(288,417)	(5,246,790)	(184,310)	(3,281,681)
Class 529A	(129,184)	(2,354,604)	(140,143)	(2,498,686)
Class 529B	(30,133)	(551,226)	(44,146)	(788,008)
Class 529C	(69,719)	(1,279,059)	(56,076)	(1,006,476)
	(61,545,449)	$(1,122,161,817)	(65,573,750)	$(1,167,887,048)

Net change
Class A	3,958,736	$72,394,171	(7,801,404)	$(140,796,595)
Class B	(1,649,533)	(30,217,615)	(2,604,475)	(46,252,242)
Class C	4,255,435	78,201,739	1,346,223	23,972,176
Class I	(178,877)	(2,103,976)	2,920,695	52,837,487
Class R1	(127,754)	(2,322,573)	(31,068)	(557,354)
Class R2	541,094	9,887,542	(507,799)	(9,005,796)
Class R3	351,632	6,474,072	3,470,870	61,638,439
Class R4	2,818,678	51,845,909	2,872,204	51,303,534
Class R5	2,050,979	36,229,111	1,211,465	21,329,828
Class 529A	66,366	1,210,077	50,834	891,190
Class 529B	(17,214)	(315,068)	(25,084)	(450,549)
Class 529C	36,941	677,124	18,978	331,346
	12,106,483	$221,960,513	921,439	$15,241,464

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2015, the fund’s commitment fee and interest expense were $23,199 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	259,156,492	838,065,585	(896,218,283)	201,003,794

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$255,623	$201,003,794

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series of MFS Series Trust V) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of November 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Jonathan Sage Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $168,480,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 48.80% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Laurie J. Thomsen and Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended September 30, 2015 and 2014, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Research Fund	42,958	42,155
MFS Total Return Fund	67,711	66,593

Total	110,669	108,748

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS International New Discovery Fund	47,323	46,546

For the fiscal years ended September 30, 2015 and 2014, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Research Fund	0	0	6,601	6,491	2,002	1,476
To MFS Total Return Fund	0	0	9,135	8,982	2,510	1,812
Total fees billed by Deloitte To above Funds:	0	0	15,736	15,473	4,512	3,288

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	968,289	1,412,837	0	0	5,000	0
To MFS and MFS Related Entities of MFS Total Return Fund*	968,289	1,412,837	0	0	5,000	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by Deloitte
To MFS Research Fund, MFS and MFS Related Entities#	981,892	1,424,142
To MFS Total Return Fund, MFS and MFS Related Entities#	984,934	1,426,969

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	9,003	8,844	568	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	825,954	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by E&Y:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	1,086,525	93,844

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: November 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: November 13, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 13, 2015

*	Print name and title of each signing officer under his or her signature.